AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 2014

1933 Act File No. 333-40455

1940 Act File No. 811-08495

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 161	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 162	☒

(Check appropriate box or boxes)

NATIONWIDE MUTUAL FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1000 CONTINENTAL DRIVE, SUITE 400

KING OF PRUSSIA, PENNSYLVANIA 19406

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

Registrant’s Telephone Number, including Area Code: (610) 230-1300

Send Copies of Communications to:

ALLAN J. OSTER, ESQ. 1000 CONTINENTAL DRIVE, SUITE 400 KING OF PRUSSIA, PENNSYLVANIA 19406	PRUFESH R. MODHERA, ESQ. STRADLEY RONON STEVENS & YOUNG, LLP 1250 CONNECTICUT AVENUE, N.W., SUITE 500 WASHINGTON, DC 20036-2652
(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

NATIONWIDE GROWTH FUND

Prospectus  June     , 2014

Fund and Class	Ticker
Nationwide Growth Fund Class A	NMFAX
Nationwide Growth Fund Class C	GCGRX
Nationwide Growth Fund Class R (formerly, Class R2)	GGFRX
Nationwide Growth Fund Institutional Class	MUIGX
Nationwide Growth Fund Institutional Service Class	NGISX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund’s shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfunds

THIS PAGE INTENTIONALLY LEFT BLANK.

TABLE OF CONTENTS

2	Fund Summary
Nationwide Growth Fund

7	How the Fund Invests
Objective and Principal Investment Strategies Principal Risks

11	Fund Management

12	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information about Fees and Expenses

22	Distributions and Taxes

24	Multi-Manager Structure

25	Financial Highlights

FUND SUMMARY: NATIONWIDE GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 12 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 47 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	0.50%	None	None
Other Expenses[1]	0.38%	0.37%	0.57%	0.32%	0.57%
Total Annual Fund Operating Expenses	1.23%	1.97%	1.67%	0.92%	1.17%
Fee Waiver/Expense Reimbursement[2]	(0.27)%	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	1.70%	1.40%	0.65%	0.90%

1	“Other Expenses” has been restated to reflect current fees.
2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.65% until at least February 28, 2015. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative service fees can be found in “Investing with Nationwide Funds” on page 15 of this Prospectus.

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FUND SUMMARY: NATIONWIDE GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$667	$918	$1,187	$1,956
Class C shares	273	592	1,037	2,274
Class R shares	143	500	882	1,954
Institutional Class shares	66	266	483	1,107
Institutional Service Class shares	92	345	618	1,396

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$173	$592	$1,037	$2,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114.74% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to provide investors with exposure to stocks of larger companies while also, during periods of high equity market volatility or stock price declines, providing a hedging strategy that seeks to reduce the extent of investment losses to the Fund.

Under normal equity market circumstances, the Fund invests primarily in common stocks issued by large- and mid-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others. Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time. It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio. The subadviser then applies fundamental analysis (qualitative research) to refine the results of its quantitative models with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines. The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

When market volatility increases and the value of the Fund’s portfolio declines through predetermined thresholds, the subadviser uses stock index futures, which are derivatives, and/or invests in exchange-traded funds (“ETFs”) in order to hedge against stock market risks and to decrease the Fund’s overall equity exposure. When volatility is high, the subadviser seeks to decrease the Fund’s equity exposure by taking short positions in futures, the value of which are derived from the performance of a stock index. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. This strategy will expose the Fund to leverage. ETFs in which the Fund may invest generally pursue index-based strategies, although these generally are designed to correlate inversely with the performance of an index. An inverse correlation strategy is similar to a short sale strategy in that it seeks to profit when the value of the index is declining, but will suffer losses when the value of the index rises. Some of these ETFs seek leveraged returns that involve multipliers. For example, when volatility is high, the subadviser may purchase shares of an ETF that seeks returns that correspond to two or more times the inverse of the performance of an index.

During most market environments, there likely will be no hedging activity, and the Fund’s investments in stocks will drive the Fund’s returns. Once volatility reaches a particular threshold, the subadviser will implement hedging gradually. As volatility increases, so does the extent of hedging activity. As market conditions improve, the opposite occurs, allowing the Fund to become fully invested in stocks again.

Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

3

FUND SUMMARY: NATIONWIDE GROWTH FUND (cont.)

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Hedging strategy risk – the hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Fund is likely to experience some loss in value during periods of higher volatility and/or equity market declines. There also are additional risks associated with the hedging strategy. These risks include that: (1) the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses; (2) the hedging strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar hedging strategy, and its use of derivatives and ETFs will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to offset stock market declines could result in sudden or magnified losses in value. It therefore is possible that the hedging strategy could result in losses that are greater than if the Fund did not include the hedging strategy; and (4) if the hedging strategy does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and investments in ETFs that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract or ETF relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a fund’s losses. A fund that engages in a short futures position or that buys shares of an ETF that uses an inverse index-based strategy may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using the futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

ETF risk – an investment in an ETF is subject to all of the risks of investing in the securities held or represented by the ETF, and there is no guarantee that the market price of an ETF’s shares is the same as the market values of the securities the ETF holds or represents. An ETF that seeks returns that correlate to the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indexes typically will be unable to match the performance of the index exactly.

Inverse and Leveraged ETFs – ETFs that use inverse strategies generally use derivatives that, in combination, are designed to produce returns that move in the opposite direction of the indexes they track. This means that when the value of the index rises, the ETF suffers a loss, and vice-versa. Leveraged ETFs seek to produce returns that correlate with the returns of a stated index times a specified number. For example, an inverse leveraged ETF may seek investment results of three times the opposite of the performance of an index. Often, the investment results these ETFs seek are for a single day only, and returns for periods longer than a single day will be affected by compounding, producing longer-term results that fail to correlate properly with the returns of the index. Inverse and leveraged ETFs therefore may be considered to be very risky and speculative.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may:

—	increase share price volatility and
—	result in additional tax consequences for Fund shareholders.

4

FUND SUMMARY: NATIONWIDE GROWTH FUND (cont.)

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Institutional Class Shares

(Years Ended December 31,)

Best Quarter:    17.35% – 1st qtr. of 2012

Worst Quarter:    -20.78% – 4th qtr. of 2008

Year-to-date total return as of March 31, 2014:         %

After-tax returns are shown in the table for Institutional Class shares (formerly Class D shares) only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Institutional Service Class shares is November 30, 2011. Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Institutional Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a higher level of expenses than for Institutional Class shares. Performance returns for Institutional Class shares reflect a front-end sales charge of 4.50% through July 31, 2012. This front-end sales charge was eliminated as of August 1, 2012.

Average Annual Total Returns

For the Periods Ended December 31, 2013:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	23.07%	17.00%	6.85%
Class C shares – Before Taxes	28.79%	17.59%	6.75%
Class R shares – Before Taxes	30.37%	18.12%	7.24%
Institutional Service Class shares – Before Taxes	30.62%	18.69%	7.77%
Institutional Class shares – Before Taxes	31.01%	17.68%	7.32%
Institutional Class shares – After Taxes on Distributions	28.19%	17.13%	7.05%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	19.79%	14.37%	5.94%
Russell 1000® Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	33.48%	20.39%	7.83%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Boston Advisors, LLC (“Boston Advisors”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Douglas A. Riley	Senior Vice President & Portfolio Manager, Boston Advisors	Since 2014
Michael J. Vogelzang	President & Chief Investment Officer, Boston Advisors	Since 2014
David Hanna	Senior Vice President & Director of Alternative Investments, Boston Advisors	Since 2014
Edward Mulrane	Vice President & Director of Quantitative Research, Boston Advisors	Since 2014

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Class R: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Class, Institutional Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

5

FUND SUMMARY: NATIONWIDE GROWTH FUND (cont.)

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

HOW THE FUND INVESTS: NATIONWIDE GROWTH FUND

Objective

The Nationwide Growth Fund seeks long-term capital growth. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund is designed to provide investors with exposure to stocks of larger companies while also, during periods of high equity market volatility or stock price declines, providing a hedging strategy that seeks to reduce the extent of investment losses to the Fund.

Under normal equity market circumstances, the Fund invests primarily in common stocks issued by large- and mid-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a process based on quantitative techniques that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others.

The factors included in the subadviser’s quantitative process fall into one of four groupings:

—	Valuation
—	Investor sentiment
—	Growth & profitability and
—	Earnings quality

Within each grouping there are several factors. Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time. It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio. The subadviser then applies fundamental analysis (i.e., qualitative research) to refine the results of its quantitative model with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines. The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

Hedging Strategy

When market volatility increases and the value of the Fund’s portfolio declines through predetermined thresholds, the subadviser uses stock index futures and/or invests in exchange-traded funds (“ETFs”) in order to hedge against stock market risks and to decrease the Fund’s overall equity exposure.

Futures – when volatility is high, the subadviser seeks to decrease the Fund’s equity exposure by taking short positions in futures the value of which are derived from the performance of a stock index. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. This strategy will expose the Fund to leverage.

ETFs – the subadviser’s hedging strategy also may include the purchase of shares of ETFs. ETFs in which the Fund may invest generally pursue index-based strategies, although these generally are designed to correlate inversely with the performance of an index. An inverse correlation strategy is similar to a short sale strategy in that it seeks to profit when the value of the index is declining, but will suffer losses when the value of the index rises. Some of these ETFs seek leveraged returns that involve multipliers. For example, when volatility is high, the subadviser may purchase shares of an ETF that seeks returns that correspond to two or more times the inverse of the performance of an index.

During most market environments, there likely will be no hedging activity, and the Fund’s investments in stocks will drive the Fund’s returns. Once volatility reaches a particular threshold, the subadviser will implement hedging gradually. As volatility increases, so does the extent of hedging activity. As market conditions improve, the opposite occurs, allowing the Fund to become fully invested in stocks again.

Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

Key Terms:

Large- and mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $1.1 billion to $526.7 billion as of December 31, 2013.

Growth style – investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock prices.

Quantitative techniques – are mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.

7

HOW THE FUND INVESTS: NATIONWIDE GROWTH FUND (cont.)

Volatility – the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, swaps, forwards and options are examples of derivatives, because their values are based on changes in the values of an underlying asset or measure.

Index-based strategy – investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Principal Risks

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Fund , as identified in the “Fund Summary ”and “How the Fund Invests” sections. The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund’s Statement of Additional Information (SAI).

Hedging strategy risk – the hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Fund is likely to experience some loss in value during periods of higher volatility and/or equity market declines. There also are additional risks associated with the hedging strategy. These risks include that: (1) the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses; (2) the hedging strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar hedging strategy, and its use of derivatives and ETFs will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to offset stock market declines could result in sudden or magnified losses in value. It therefore is possible that the hedging strategy could result in losses that are greater than if the Fund did not include the hedging strategy; and (4) if the hedging strategy does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment.

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Mid-cap risk – in general, stocks of medium-sized companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, a Fund’s performance may suffer and underperform other equity funds that use different investment styles.

Leverage risk – leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives or ETFs provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s

8

HOW THE FUND INVESTS: NATIONWIDE GROWTH FUND (cont.)

investments. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract or ETF relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a fund’s losses. A Fund that engages in a short futures position or that buys shares of an ETF that uses an inverse index-based strategy may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

—	the other party to the derivatives contract may fail to fulfill its obligations;
—	their use may reduce liquidity and make the Fund harder to value, especially in declining markets and
—

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Exchange-traded funds risk – ETFs are regulated as registered investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indexes typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

An investment in an ETF is subject to all of the risks of investing in the securities held or represented by the ETF and there is no guarantee that the market price of an ETF is the same as the market value of the ETF’s underlying securities. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Index-based strategies – an ETF that seeks returns that correlate to the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an ETF’s performance and that of the index may be negatively affected by the ETF’s operating expenses, changes in the composition of the index, and the timing of purchase and redemption of its shares.

Inverse and Leveraged ETFs – ETFs that use inverse strategies generally use derivatives that, in combination, are designed to produce returns that move in the opposite direction of the indexes they track. This means that when the value of the index rises, the ETF suffers a loss, and vice-versa. Leveraged ETFs seek to produce returns that correlate with the returns of a stated index times a specified number. For example, an inverse leveraged ETF may seek investment results of three times the opposite of the performance of an index. Often, the investment results these ETFs seek are for a single day only, and returns for periods longer than a single day will be affected by compounding, producing longer-term results that fail to correlate properly with the returns of the index. Compounding affects all investments, but has a more significant impact on an inverse leveraged ETF, especially during periods of higher index volatility. Inverse and leveraged ETFs therefore may be considered to be very risky and speculative, as they are intended to be used only by knowledgeable investors, such as investment professionals, who understand the potential consequences of seeking daily leveraged investment results and understand the risks associated with shorting and the use of leveraging.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance and may:

—	increase share price volatility and
—	result in additional tax consequences for Fund shareholders.

9

HOW THE FUND INVESTS: NATIONWIDE GROWTH FUND (cont.)

*  *  *  *  *  *

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

The Fund posts onto the Internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

10

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadviser

Subject to the supervision of NFA and the Board of Trustees, the subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of Fund assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee NFA receives.

BOSTON ADVISORS, LLC (“BOSTON ADVISORS”), located at One Liberty Square, 10th Floor, Boston, MA 02109, is the subadviser to the Fund. Boston Advisors is a privately held, majority employee-owned firm. As of December 31, 2013, Boston Advisors had $2.6 billion in assets under management.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period ending April 30, 2014.

Management Fees

The Fund pays the Adviser a management fee based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 2013, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
Nationwide Growth Fund	0.24%

Portfolio Management

Douglas Riley, CFA, Michael J. Vogelzang, CFA, David Hanna, CFA, and Edward Mulrane, CFA are jointly and primarily responsible for the day-to-day operations of the Fund.

Mr. Riley is a Senior Vice President and Portfolio Manager at Boston Advisors, where he has been employed for more than eighteen years. Mr. Riley has primary responsibility for the firm’s growth equity strategies. Prior to joining Boston Advisors, Mr. Riley was a Vice President and Portfolio Manager at Babson-

United Investment Advisors. Mr. Riley earned a B.S. in Business Administration and Finance from Emory University and an M.B.A. from Northeastern University. Mr. Riley holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and of the Boston Security Analyst Society.

Mr. Vogelzang is President and Chief Investment Officer of Boston Advisors. Mr. Vogelzang has managed Boston Advisors since 1997. As President and CIO, Mr. Vogelzang is responsible for overseeing the firm’s equity, fixed-income and alternative investment activities, risk management strategy, and general business practices. Mr. Vogelzang earned a B.A. in Economics and Political Science from Calvin College in Grand Rapids, MI and attended Boston University’s Graduate School of Management. Mr. Vogelzang holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analyst Society.

Mr. Hanna is a Senior Vice President and is Director of Research and Alternative Investments at Boston Advisors. Mr. Hanna directs Boston Advisors’ efforts with alternative asset classes, hedged investments and derivatives. Mr. Hanna also directs the quantitative research that relates to stock selection, asset class selection and risk modeling. Prior to joining Boston Advisors in 2005, Mr. Hanna was a senior portfolio manager in the Global Hedge Fund Strategies Group at State Street Global Advisors, where he served in various roles from 1997 to 2005. Prior to joining State Street Global Advisors, he was Vice President, Quantitative Analysis, at Standish, Ayer & Wood from 1992-1997. Mr. Hanna earned a B.S. in Finance from the Pennsylvania State University in 1987. Mr. Hanna also attended the Institut Universitaire de Technologie in Nice, France, focusing on European Business.

Mr. Mulrane is Vice President and Director of Quantitative Research at Boston Advisors. Mr. Mulrane manages the group responsible for proprietary model research and development. The group focuses on stock, asset class, market and risk modeling for traditional and alternative investment management efforts. Prior to joining Boston Advisors in 2009, Mr. Mulrane spent over six years in the semiconductor and technology industries as a Senior Design Engineer with Advanced Micro Devices and an R&D Engineer with Hewlett-Packard. Mr. Mulrane earned an M.B.A. with High Honors and an M.S. in Mathematical Finance from Boston University. He also holds an M.S. and B.S. in Computer Engineering from Rochester Institute of Technology. Mr. Mulrane holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and of the Boston Security Analyst Society.

Additional Information about the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

11

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

—	which share classes are available to you;
—	how long you expect to own your shares;
—	how much you intend to invest;
—	total costs and expenses associated with a particular share class and
—	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes, each with different price and cost features. The following table compares Class A and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 5.75% for Class A shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee of up to 0.25%	No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Administrative services fee of up to 0.25%	Maximum investment amount of $1,000,000.[2] Larger investments may be rejected.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 1.00% on any Class A shares you redeem within 18 months of purchase.

[2]	This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Fund’s transfer agent, your financial advisor or other intermediary at the time of purchase and also must provide any required evidence showing that you qualify. The value of cumulative quantity discount-eligible shares equals the

12

INVESTING WITH NATIONWIDE FUNDS (cont.)

current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” in the SAI for more information. This information regarding breakpoints also is available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

—	A larger investment. The sales charge decreases as the amount of your investment increases.
—

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except the Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

—

Share repurchase privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

—

Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You also can combine your purchase of Class A shares with your purchase of Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of

Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

—

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

—	directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
—	retirement plans that have an agreement with the Distributor or an affiliate of the Distributor;
—

owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

—	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
—	investment advisory clients of the Adviser and its affiliates;
—	Trustees and retired Trustees of the Trust and
—

directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, or sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

—	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
—	if no finder’s fee was paid or
—	to shares acquired through reinvestment of dividends or capital gains distributions.

13

INVESTING WITH NATIONWIDE FUNDS (cont.)

Contingent Deferred Sales Charge on Certain Sales of Class A Shares

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares

The CDSC is waived on:

—	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
—	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
—	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and
—	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Fund’s transfer agent, your financial advisor or other intermediary at the time of purchase and also must provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1.00%.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available Only to Institutional Accounts

The Fund may offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries also should consider their obligations in determining the appropriate share class for a customer including:

—	the level of distribution and administrative services the plan requires;
—	the total expenses of the share class and
—	the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation depending on which class is chosen.

Class R Shares (formerly Class R2 shares)

Class R shares are available to retirement plans, including:

—	401(k) plans;
—	457 plans;
—	403(b) plans;
—	profit-sharing and money purchase pension plans;
—	defined benefit plans;
—	non-qualified deferred compensation plans and
—	other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

—	institutional non-retirement accounts;
—	traditional and Roth IRAs;
—	Coverdell Education Savings Accounts;

14

INVESTING WITH NATIONWIDE FUNDS (cont.)

—	SEPs and SAR-SEPs;
—	SIMPLE IRAs;
—	one-person Keogh plans;
—	individual 403(b) plans or
—	529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

—	retirement plans advised by financial professionals;
—	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
—	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
—	fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers;
—	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
—	current holders of Institutional Service Class shares of any Nationwide Fund.

Institutional Class Shares

Institutional Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Institutional Class shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to March 1, 2014.

Institutional Class shares are available for purchase only by the following:

—	funds of funds offered by the Distributor or other affiliates of the Funds;
—	retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
—

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

—	high net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
—	current holders of Institutional Class shares of any Nationwide Fund.

Institutional Class shares are not available to retail accounts or to broker-dealer or advisory fee-based wrap programs.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C and Class R shares of the Funds to compensate the Distributor through distribution and/or service fees for expenses associated with distributing and selling shares and maintaining shareholder accounts. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Fund’s assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of Daily Net Assets
Class A shares	0.25%
Class C shares	1.00% (0.25% of which may be a service fee)
Class R shares	0.50% (0.25% of which may be a service fee)

Administrative Services Fees

Class A, Class C, Class R and Institutional Service Class shares of the Fund are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees (Class C shares, effective as of March 1, 2014). These fees, which are in addition to Rule 12b-1 fees for Class A, Class C and Class R shares as described above, are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class C, Class R and Institutional Service Class shares.

For the current fiscal year, administrative services fees to be paid by the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be 0.06%, 0.05%, 0.25% and 0.25% for Class A, Class C, Class R and Institutional Service Class shares, respectively.

15

INVESTING WITH NATIONWIDE FUNDS (cont.)

Because these fees are paid out of the Fund’s Class A, Class C, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

—	the Adviser’s affiliates;
—	broker-dealers;
—	financial institutions and
—	other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

—	make transactions;
—	hear fund price information and
—	obtain mailing and wiring instructions.

Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

—	download Fund Prospectuses;
—	obtain information on the Nationwide Funds;
—	access your account information and
—	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701.

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Fund’s transfer agent or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Fund’s agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Fund’s agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Fund’s custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

— if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

— your bank may charge a fee to wire funds.

— the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern Time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

— your proceeds typically will be wired to your bank on the next business day after your order has been processed.

— Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

— your financial institution also may charge a fee for receiving the wire.

— funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Nationwide Funds’ account with proceeds from your bank via ACH by the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Nationwide Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll- free number.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

—	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
—

generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Fund is available only to investors residing in the United States. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund’s NAV. The Valuation Procedures provide that the Fund’s assets are valued primarily on the basis of market quotations. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid valuation price provided by an independent pricing service.

Securities for which market quotations are not readily available or are deemed unreliable, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value, in the judgment of the Adviser or a designee are generally valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in the Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund’s NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, if, after the close of the foreign securities exchanges, there are movements in relevant indexes or other appropriate market indicators that exceed specified thresholds, the values of the Fund’s foreign investments generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. Fair value pricing of foreign securities may occur on a daily basis. Therefore, the fair values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which the Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event the Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Fund does not calculate NAV on days when the New York Stock Exchange is closed.

—	New Year’s Day
—	Martin Luther King Jr. Day
—	Presidents Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Class R Shares
To open an account	No Minimum
Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

—	name;
—	date of birth (for individuals);
—	residential or business street address (although post office boxes are still permitted for mailing) and
—	Social Security number, taxpayer identification number or other identifying number.

You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum.

—

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.

—

The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

—	both accounts have the same registration;
—	your first purchase in the new fund meets its minimum investment requirement and

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INVESTING WITH NATIONWIDE FUNDS (cont.)

—	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of shares. However,

—	if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
—	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Money Market Fund).

Exchanges into the Nationwide Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Money Market Fund. You may exchange between all other share classes of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

—	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
—	trading is restricted or
—	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

—	is engaged in excessive trading or
—	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

—	your account address has changed within the last 30 calendar days;
—	the redemption check is made payable to anyone other than the registered shareholder;
—	the proceeds are mailed to any address other than the address of record or
—	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account, the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:

Fair Valuation

The Fund has fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Fund, through the Adviser, its subadviser and its agents, monitors selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Fund, has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, the Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:

—	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
—	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Fund that appear in the Fund Summary reflect an estimate of fees and expenses based on current fees. A decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown in the Fund Summary. Significant declines in the Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

21

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

—	distributions are taxable to you at either ordinary income or capital gains tax rates;
—	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
—	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
—

for individual shareholders, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains rates, provided that certain holding period requirements are met;

—	for corporate shareholders, a portion of the income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and
—	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, the Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Selling and Exchanging Shares

Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high-income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact

22

DISTRIBUTIONS AND TAXES (cont.)

that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in the Fund.

23

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to the Funds, including the following:

—	initial due diligence on prospective Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers;
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
—	selecting Fund subadvisers.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

24

FINANCIAL HIGHLIGHTS: NATIONWIDE GROWTH FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by                                           whose report, along with the Funds’ financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2013 (f)	$9.43	$0.04	$2.31	$2.35	$(0.04)	$(0.04)	$–	$11.74	24.89%	$23,726,994	0.84%	0.35%	1.21%	114.74%
Year Ended October 31, 2012 (f)	8.76	–	0.67	0.67	–	–	–	9.43	7.65	19,431,586	0.92	(0.01)	1.28	147.27
Year Ended October 31, 2011 (f)	8.03	(0.04)	0.77	0.73	–	–	–	8.76	9.09	14,990,932	1.28	(0.44)	1.32	178.77
Year Ended October 31, 2010 (f)	6.56	(0.01)	1.48	1.47	–	–	–	8.03	22.49	12,031,334	1.32	(0.08)	1.33	148.92
Year Ended October 31, 2009 (f)	5.69	–	0.87	0.87	–	–	–	6.56	15.32	10,297,135	1.46	(0.02)	1.46	164.73

Class B Shares *
Year Ended October 31, 2013 (f)	$8.29	$(0.03)	$2.02	$1.99	$–	$–	$–	$10.28	24.00%	$1,097,690	1.55%	(0.31)%	1.92%	114.74%
Year Ended October 31, 2012 (f)	7.75	(0.06)	0.60	0.54	–	–	–	8.29	6.97	1,387,092	1.65	(0.74)	2.00	147.27
Year Ended October 31, 2011 (f)	7.16	(0.09)	0.68	0.59	–	–	–	7.75	8.24	1,525,810	2.03	(1.17)	2.07	178.77
Year Ended October 31, 2010 (f)	5.89	(0.05)	1.32	1.27	–	–	–	7.16	21.56	1,881,612	2.06	(0.81)	2.07	148.92
Year Ended October 31, 2009 (f)	5.14	(0.03)	0.78	0.75	–	–	–	5.89	14.59	1,837,536	2.12	(0.67)	2.12	164.73

Class C Shares
Year Ended October 31, 2013 (f)	$8.29	$(0.03)	$2.02	$1.99	$–	$–	$–	$10.28	24.00%	$3,891,666	1.55%	(0.37)%	1.91%	114.74%
Year Ended October 31, 2012 (f)	7.75	(0.06)	0.60	0.54	–	–	–	8.29	6.97	2,890,888	1.61	(0.70)	1.97	147.27
Year Ended October 31, 2011 (f)	7.16	(0.09)	0.68	0.59	–	–	–	7.75	8.24	1,041,641	2.02	(1.19)	2.06	178.77
Year Ended October 31, 2010 (f)	5.89	(0.05)	1.32	1.27	–	–	–	7.16	21.56	642,450	2.07	(0.82)	2.07	148.92
Year Ended October 31, 2009 (f)	5.14	(0.03)	0.78	0.75	–	–	–	5.89	14.59	474,424	2.12	(0.67)	2.12	164.73

Class R Shares (g)
Year Ended October 31, 2013 (f)	$9.36	$0.02	$2.28	$2.30	$(0.01)	$(0.01)	$–	$11.65	24.61%	$88,479	1.05%	0.24%	1.42%	114.74%
Year Ended October 31, 2012 (f)	8.71	(0.02)	0.67	0.65	–	–	–	9.36	7.46	177,069	1.14	(0.23)	1.50	147.27
Year Ended October 31, 2011 (f)	8.01	(0.07)	0.77	0.70	–	–	–	8.71	8.74	107,360	1.66	(0.78)	1.70	178.77
Year Ended October 31, 2010 (f)	6.57	(0.03)	1.47	1.44	–	–	–	8.01	21.77	198,483	1.73	(0.48)	1.74	148.92
Year Ended October 31, 2009 (f)	5.71	(0.02)	0.88	0.86	–	–	–	6.57	15.24	190,238	1.60	(0.30)	1.60	164.73

Institutional Class Shares (i)
Year Ended October 31, 2013 (f)	$9.75	$0.07	$2.38	$2.45	$(0.10)	$(0.10)	$–	$12.10	25.23%	$143,352,461	0.55%	0.65%	0.92%	114.74%
Year Ended October 31, 2012 (f)	9.03	0.03	0.69	0.72	–	–	–	9.75	7.97	125,314,953	0.65	0.27	1.00	147.27
Year Ended October 31, 2011 (f)	8.25	(0.02)	0.81	0.79	(0.01)	(0.01)	–	9.03	9.54	127,243,832	1.03	(0.17)	1.07	178.77
Year Ended October 31, 2010 (f)	6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	8.25	22.59	128,687,698	1.07	0.19	1.07	148.92
Year Ended October 31, 2009 (f)	5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	6.74	15.74	115,852,238	1.13	0.31	1.13	164.73

Institutional Service Class Shares
Year Ended October 31, 2013 (f)	$9.75	$0.05	$2.37	$2.42	$(0.03)	$(0.03)	$–	$12.14	24.92%	$2,105,662	0.80%	0.48%	1.16%	114.74%
Period Ended October 31, 2012 (f)(h)	8.95	0.02	0.78	0.80	–	–	–	9.75	8.94	41,688,164	0.80	0.21	1.16	147.27

Amounts designated as “– ” are zero or have been rounded to zero.

*	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective March 1, 2014, Class R2 Shares were renamed Class R shares.
(h)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(i)	Effective August 1, 2012 Class D Shares were renamed Institutional Class Shares.

25

For Additional Information Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m. - 8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds’ Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

—	Statement of Additional Information (incorporated by reference into this Prospectus)
—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)
—	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

—	on the SEC’s EDGAR database via the Internet at www.sec.gov;
—	by electronic request to publicinfo@sec.gov;
—	in person at the SEC’s Public Reference Room in Washington, D.C. (for the hours of operation, call 202-551-8090) or
—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents).

©2014 Nationwide Funds Group. All rights reserved.	PR-GR 6/14

STATEMENT OF ADDITIONAL INFORMATION

June         , 2014

NATIONWIDE MUTUAL FUNDS

Nationwide Growth Fund

Class A (NMFAX)

Class C (GCGRX)

Class R (GGFRX)

Institutional Class (MUIGX)

Institutional Service Class (NGISX)

Nationwide Mutual Funds (the “Trust”), a Delaware statutory trust, is a registered open-end investment company currently consisting of 55 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the Nationwide Growth Fund (the “Fund”).

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Fund dated June         , 2014. It contains information in addition to and more detailed than that set forth in the Prospectus for the Fund and should be read in conjunction with it.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free 800-848-0920.

(i)

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company formed under the laws of the state of Delaware on September 1, 2004 pursuant to a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004 and June 17, 2009. The Trust currently consists of 55 separate series, each with its own investment objective. The Nationwide Growth Fund (the “Fund”) is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES

AND INVESTMENT POLICIES

The Fund invests in a variety of securities and employs a number of investment techniques, which involve certain risks. The Prospectus discusses the Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review the Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Fund may use, as well as further information about certain principal strategies that are discussed in the Prospectus.

Initial Public Offerings

The Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Preferred Stocks and Convertible Securities

The Fund may invest in preferred stocks and other forms of convertible securities. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names.

Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

The Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (PIK Bonds) and Deferred Payment Securities” below.

Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Publicly Traded Limited Partnerships and Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. The Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Real Estate Investment Trusts

Although the Fund will not invest in real estate directly, the Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund pays the fees and expenses of the REITs, which, ultimately, are paid by the Fund’s shareholders.

Small Company and Emerging Growth Stocks

The Fund may invest in small company and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

The Fund may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in the Fund which may invest a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of the Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

U.S. Treasury Securities

The Fund may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund’s portfolio, cause the Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors, and officers, with the goal of preserving and conserving the assets and property of FNMA and FHLMC. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Instruments

Money market instruments in which the Fund may invest may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the subadviser;

•	certain variable-rate and floating rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Fund’s subadviser to be of comparable quality to the securities described above.

Warrants and Rights

The Fund may invest in or hold warrants and rights. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

ADDITIONAL PORTFOLIO INSTRUMENTS AND STRATEGIES OF THE FUND

Borrowing

The Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33  1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities”, the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. The Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Asset Segregation. Pursuant to current guidance from the staff of the SEC, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be deemed to be creating any “senior security” provided that the Fund “covers” its obligations. Financial instruments that involve an obligation to make future payments to third parties can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements. The Fund is deemed to have “covered” its obligations involving such a financial instrument when the Fund enters into an offsetting financial position, or segregates liquid assets (such as cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Segregated assets are not required to be physically segregated from other Fund assets, but may be segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The obligation to cover a financial instrument may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order to segregate the required amount of assets. Should segregated assets decline in value, the Fund will be required to segregate additional assets or reduce its position in the financial instrument. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied.

The segregated amount for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, is liquid assets equal to the net amount due under the contract, as determined daily on a mark-to-market basis. For futures, forwards and swaps that may physically settle, the Fund will cover its position by segregating liquid assets equal to the contract’s full notional value (less any margin posted). This may limit the Fund’s ability to use these instruments, to the extent that more assets will be required to cover the Fund’s obligations.

Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Fund’s subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Derivative Instruments

The Fund may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500® Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors, with respect to its management and operation of the Fund has claimed an exclusion from the definition or the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1)	Successful use of most derivatives depends upon the Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)	There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3)	Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, the Fund could suffer a loss.

(4)	As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of the Fund’s derivative instruments, see “Additional General Tax Information for the Fund” in this SAI.

Options. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose the Fund to counterparty risk. To the extent required by SEC regulations and guidance, the Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. The Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Fund’s subadviser(s) believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of the Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce the Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund generally intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

An investment in a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. The Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.

Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.)

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Foreign Currency-Related Derivative Strategies - Special Considerations. The Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase OTC options on foreign currency only when the Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Foreign Commercial Paper. The Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Fund believes that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Securities

The Fund may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. The Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United

States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are developing and low or middle income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as: (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. The Fund may invest in sovereign debt obligations issued by foreign governments. To the extent that the Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund must be able to terminate the loan and regain the right to vote the securities. The Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interest of the Fund to do so. In addition, the Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that the Fund receives may be included in calculating the Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of the Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements, which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Loan Participations and Assignments

The Fund may invest in Loan Participations and Assignments. Loan Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Repurchase Agreements

The Fund may enter into repurchase agreements. In connection with the purchase by the Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the SEC staff to be loans by the Fund. The Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether the Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

Restricted, Non-Publicly Traded and Illiquid Securities

The Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Fund typically does not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund’s level of illiquidity may increase.

The Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund’s subadviser will monitor the liquidity of restricted securities in the portion of the Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act. (See “Borrowing” in this SAI). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

Reverse repurchase agreements may be used as arbitrage transactions in which the Fund will maintain an offsetting position in repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Fund will receive interest on the repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Securities of Investment Companies

As permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, the Fund may invest any amount, pursuant to Rule 12d-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Exchange-Traded Funds. The Fund may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

The Fund may also invest in leveraged and/or inverse ETFs. Leveraged ETFs seek to deliver multiples of the performance of the index or benchmark they track. Inverse ETFs (also called “short” funds) seek to deliver the opposite of the performance of the index or benchmark they track. Like traditional ETFs, some leveraged and inverse ETFs track broad indices, some are sector-specific, and others are linked to commodities, currencies, or some other benchmark. Inverse ETFs often are marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Leveraged inverse ETFs (also known as “ultra short” funds) seek to achieve a return that is a multiple of the inverse performance of the underlying index.

Most leveraged and inverse ETFs “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Accordingly, their performance over longer periods of time — over weeks or months or years — can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. An ETF that is set up to deliver twice the performance of a benchmark from the close of trading on Day 1 to the close of trading on Day 2 will not necessarily achieve that goal over weeks, months, or years.

In addition, to accomplish their objectives, leveraged and inverse ETFs pursue a range of investment strategies through the use of swaps, futures contracts, and other derivative instruments. Thus, leveraged and inverse ETFs are subject to the risks associated with derivative transactions, including the risk that the value of their derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose value. Derivative instruments also involve counterparty risks, which could subject the ETF to losses. Short sales are subject to the risk that, if the price of the security sold short increases, the ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the leveraged or inverse ETF. The use of these techniques by a leveraged or inverse ETF subjects the Fund to greater volatility than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in an ETF rather than directly purchasing or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF.

A leveraged or inverse ETF may not meet its stated objective on any given trading day. Leveraged or inverse ETFs may be more costly than traditional ETFs and leveraged or inverse ETFs may be less tax-efficient than traditional ETFs, in part because daily resets can cause the ETF to realize significant short-term capital gains that may not be offset by a loss. Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby increasing the amount of the Fund’s taxable distributions.

Temporary Investments

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Fund’s subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund. The portfolio managers for the Fund is not limited by portfolio turnover in their management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations.

The Fund’s portfolio turnover rate was 114.74% and 147.27% for the fiscal years ended October 31, 2013 and 2012, respectively. In the fiscal year 2013, the portfolio managers made fewer changes than they deemed necessary during fiscal year 2012.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

The Fund:

•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•	May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

•

May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

•	May not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The following are the non-fundamental operating policies of the Fund, which may be changed by the Board of Trustees without shareholder approval:

The Fund may not:

•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it segregates or earmarks other liquid assets it owns as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

•	Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

The Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1⁄3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, the Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, the Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, and cash items (including receivables), U.S. government securities, securities of other U.S.-regulated investment companies, and securities of other issuers, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or, in the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Fund’s investment adviser, principal underwriter or affiliated persons of the Fund’s investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to the investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and any subadviser to the Fund. Pursuant to the policy, the Fund, NFA, any subadviser, and any service providers acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

The Fund posts onto the Trust’s Internet site (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Fund discloses its complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:

•	The Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund’s fiduciary duties.

Under this policy, the receipt of compensation by the Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Fund has ongoing arrangements to distribute information about the Fund’s portfolio holdings to the Fund’s third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper), SunGard Financial Systems (Wall Street Concepts), Ernst & Young, LLP, Lipper Inc., Morningstar, Inc., Bloomberg LP, Institutional Shareholder Services Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as Abel Noser Corp., BlackRock Institutional Trust Company, N.A., Fidelity Capital Markets (a division of National Financial Services LLC), Macquarie Capital (USA) Inc., MBSC Securities Corporation or State Street Bank and Trust Company, where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. No compensation or other consideration is received by the Fund, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Fund’s Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also annually submit to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	117	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[2].

Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[2].

Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[2].

1	Length of time served includes time served with the Trust’s predecessors.
2	These positions are held with an affiliated person or principal underwriter of the Fund.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

Board Leadership Structure

All of the Trustees of the Trust are Independent Trustees. The Independent Trustees approve financial arrangements and other agreements between the Fund, on the one hand, and NFA, the subadvisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Fund’s current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Fund’s risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of NFA and the Fund’s subadvisers, the Trustees regularly receive reports from NFA, NFM, and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Fund’s subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Fund has retained NFA as the Fund’s investment adviser and NFM as the Fund’s administrator. NFA and NFM are responsible for the day-to-day operations of the Fund. NFA has delegated the day-to-day management of the investment activities of the Fund, with the exception of the Funds of Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Fund’s operations and for supervising the services provided to the Fund by each service provider, including risk management services provided by the Fund’s subadviser(s). The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Fund. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including the Fund’s investment risks.

Committees of the Board of Trustees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit – the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer ; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley (Chair), Ms. Dryden, Ms. Hennigar, and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution channels for the Fund’s shares and distribution strategies for the Fund including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (d) review and oversee the investment advisers’ brokerage practices as these relate to the Trust; (e) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency, sub-transfer agency, shareholder services, administrative services, custody, and such other areas as may be assigned by the Board to the Committee from time to time; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chair), Ms. Dryden, Ms. Hennigar, Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Ms. Kosel, Mr. Kridler (Chair) and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Fund’s performance; and (b) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs (Chair), Mr. Karlawish and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Mutual Funds as of December 31, 2013

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Trust	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles E. Allen	Over $100,000	Over $100,000
Paula H.J. Cholmondeley	Over $100,000	Over $100,000
Phyllis Kay Dryden	Over $100,000	Over $100,000
Barbara L. Hennigar	Over $100,000	Over $100,000
Barbara I. Jacobs	Over $100,000	Over $100,000
Keith F. Karlawish	Over $100,000	Over $100,000
Carol A. Kosel	Over $100,000	Over $100,000
Douglas F. Kridler	Over $100,000	Over $100,000
David C. Wetmore	Over $100,000	Over $100,000

Ownership in the Fund’s Investment Adviser1, Subadvisers2 or Distributor3 as of December 31, 2013

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.
[2]	As of the date of this SAI, subadvisers to the series of the Trust include Ariel Investments, LLC, Bailard, Inc.; BlackRock Investment Management, LLC; Boston Advisors, LLC, Brown Capital Management, LLC; Dimensional Fund Advisors LP; Federated Investment Management Company; Garcia Hamilton & Associates, L.P.; Geneva Capital Management Ltd.; Goldman Sachs Asset Management, L.P.; Herndon Capital Management, LLC; HighMark Capital Management, Inc.; Nationwide Asset Management LLC; Strategic Global Advisors, LLC; Thompson, Siegel & Walmsley LLC; UBS Global Asset Management (Americas) Inc.; and Ziegler Capital Management, LLC.
[3]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

Compensation of Trustees

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Unless otherwise agreed by the Board of Trustees, the Adviser or an affiliate of the Adviser pays the fees, if any, or reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2013. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2013. Trust officers receive no compensation from the Trust in their capacity as officers.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$73,678	N/A	N/A	$292,000
Paula H.J. Cholmondeley	74,941	N/A	N/A	297,000
C. Brent DeVore[2]	15,266	N/A	N/A	60,500
Phyllis Kay Dryden	69,894	N/A	N/A	277,000
Barbara L. Hennigar	73,679	N/A	N/A	292,000
Barbara I. Jacobs	66,740	N/A	N/A	264,500
Keith F. Karlawish	69,768	N/A	N/A	276,500

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Carol A. Kosel[3]	49,960	N/A	N/A	198,000
Douglas F. Kridler	69,894	N/A	N/A	277,000
David C. Wetmore	79,356	N/A	N/A	314,500

[1]	On October 31, 2013 the Fund Complex included two trusts comprising 112 investment company funds or series.
[2]	Mr. DeVore retired as a Trustee of the Trust effective December 31, 2012.
[3]	Ms. Kosel became a Trustee of the Trust in March 2013.

Each of the Trustees and officers and their families are eligible to purchase Class A shares at net asset value without any sales charge.

Code of Ethics

Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust, each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at nationwide.com/mutualfunds, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust and all expenses (other than those assumed by the adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Fund’s net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Under the Investment Advisory Agreement with the Trust, NFA manages the Fund in accordance with the policies and procedures established by the Trustees. NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.

NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of the Fund. NFA is also authorized to select and place portfolio investments on behalf of the Fund; however NFA does not intend to do so as a routine matter at this time.

NFA pays the compensation of the officers of the Trust employed by NFA and pays the expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to the Fund, without penalty, by vote of a majority of the outstanding voting securities of the Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.

For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Nationwide Growth Fund	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Fund, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for the Fund. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of the Fund (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to the Fund, NFA may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to the Fund unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least February 28, 2015, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization, and non-routine other expenses not incurred in the ordinary course of the Fund’s business, to 0.65% for all share classes.

Investment Advisory Fees

During the fiscal years October 31, 2013, 2012 and 2011, the Fund paid NFA fees for investment advisory services, after waivers and reimbursements:

Fund	2013 Fees Paid	2013 Fees Waived and/or Reimbursed	2012 Fees Paid	2012 Fees Waived and/or Reimbursed	2011 Fees Paid	2011 Fees Waived and/or Reimbursed
Nationwide Growth Fund	$1,200,504	$729,095	$988,997	$579,891	$902,137	$62,068

Subadviser

The subadviser to the Fund is Boston Advisors, LLC (“Boston Advisors”), located at One Liberty Square, 10th Floor, Boston, MA 02109. Boston Advisors is a privately held, majority employee-owned firm. As of December 31, 2013, Boston Advisors had $2.6 billion in assets under management.

Subject to the supervision of NFA and the Trustees, the subadviser will manage all or a portion of the assets of the Fund in accordance with the Fund’s investment objectives and policies. The subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services it provides to the Fund, the subadviser receives annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Fund.

The subadviser provides investment advisory services to the Fund pursuant to a Subadvisory Agreement. The Subadvisory Agreement specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, the Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. The Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated, at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees or by NFA, on not more than 60 days’ written notice.

Subadvisory Fees Paid

The following table sets forth the amount NFA paid to subadvisers, on behalf of the Fund, for the fiscal years ended October 31, 2013, 2012 and 2011:

	Years Ended October 31,
Fund	2013	2012	2011
Nationwide Growth Fund	$525,100	$437,082	$400,888

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows NFA to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

To the extent NFA hires subadvisers, NFA provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective subadvisers and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Fund will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding the portfolio manager identified in the Fund’s Prospectus: (i) the dollar range of the portfolio manager’s investments in the Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, serves as underwriter for the Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to the Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Michael S. Spangler

Stephen T. Grugeon

Brian Hirsch

Joseph Finelli

Eric Miller

Karen Heath-Wade

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of the Fund.

During the fiscal years ended October 31, 2013, 2012 and 2011, NFD received the following commissions from the sale of shares of the Fund:

	Years Ended October 31,
Fund	2013	2012	2011
Nationwide Growth Fund	$65,244	$73,815	$83,138

NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C and certain Class A shares. During the fiscal years ended October 31, 2013, 2012 and 2011, NFD received the following amount from such sales charges with respect to the Fund:

	Years Ended October 31,
Fund	2013	2012	2011
Nationwide Growth Fund	$3,442	$1,396	$1,013

From such sales charges, NFD, retained $11,001, $10,225 and $12,273 for 2013, 2012 and 2011, respectively, after reallowances to dealer with respect to the Fund.

The amount of the front-end sales load that NFD reallows to dealers with respect to Class A shares of each Fund, as a percentage of the offering price of such Class A shares, appears under “Additional Information on Purchases and Sales — Class A Sales Charges.”

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Fund to compensate NFD, as the Fund’s principal underwriter, for expenses associated with the distribution of certain classes of shares of the Fund. Although actual distribution expenses may be more or less, the Fund, or the applicable class, as indicated below, pays NFD an annual fee under the Plan in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of the Fund (distribution or service fee);

•	0.50% of the average daily net assets of the Class R shares of the Fund (0.25% of which may be either a distribution or service fee;

•	1.00% of the average daily net assets of Class C shares of the Fund (0.25% of which may be a service fee); and

During the fiscal year ended October 31, 2013, NFD earned the following distribution fees under the Plan with respect to the Fund:

Fund Name	Class A	Class C	Class R
Nationwide Growth Fund	$54,410	$36,503	$633

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The current Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

During the fiscal year ended October 31, 2013 the following expenditures were made using the 12b-1 fees received by NFD with respect to the Fund:

Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs[1]	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
Nationwide Growth Fund	$213	$17,976	$15,949	$69,946

[1]	Printing and mailing of prospectuses to other than current Fund shareholders.

The Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, the Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the

Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the particular Administrative Services Plan(s) for the Fund, the Trust has entered into Servicing Agreements for the Fund pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, of the average daily net assets of the Class A, Class C, Institutional Service Class and Class R shares of the Fund.

During the fiscal year ended October 31, 2013, NFS and its affiliates received $114,934 in administrative services fees from the Fund.

Fund Administration and Transfer Agency Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Nationwide Funds and Nationwide Variable Insurance Trust (another trust also advised by NFA), including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below) and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and Trust, including, but not limited to, the cost of pricing services that NMF utilizes.

During the fiscal years ended October 31, 2013, 2012 and 2011, NFM earned fund administration and transfer agency fees, including reimbursement for payment of networking fees, from the Fund as follows:

Fund	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Nationwide Growth Fund	$289,759	$299,070	$353,637

Sub-Administration

NFM has entered into a Sub-Administration Agreement with JPMorgan dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for the Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with US Bancorp dated September 1, 2012, to provide certain sub-transfer agency services for the Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan, 270 Park Avenue, New York, NY 10017, is the custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Fund.

Legal Counsel

Stradley Ronon Stevens and Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

                    , serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of NFA or a subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA or a subadviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Commission Recapture Program. NFA may instruct subadvisers to direct brokerage transactions, subject to seeking best execution, to certain broker-dealers who have agreed to participate in a commission recapture program. Under the commission recapture program, the participating broker-dealer returns a portion of the commission dollars paid by the Fund directly to the Fund. NFA has instructed subadvisers to direct brokerage transactions to broker-dealers participating in the commission recapture program only if the subadviser believes that doing so is consistent with its obligations to seek best execution. Commissions recaptured by the Fund will be included in realized gain (loss) on securities in the Fund’s appropriate financial statements.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

For the fiscal year ended October 31, 2013, the Fund, through its respective subadviser(s), directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
Nationwide Growth Fund	163,485,884	$62,702

During the fiscal years ended October 31, 2013, 2012 and 2011, the following brokerage commissions were paid by the Fund:

Fund	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Nationwide Growth Fund	$250,930	$255,205	$323,054

As of the fiscal year ended October 31, 2013, the Fund held the following securities issued by companies who are regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of fiscal year end October 31, 2013	Name of Broker or Dealer
Nationwide Growth Fund	$2,653,632	Citigroup, Inc.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1)at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. Subadvisers do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The chart below shows the Class A sales charges for the Fund, which decrease as the amount of your investment increases.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested	Dealer Commission
less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver to which you are entitled. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

Due to the reduced marketing effort required by NFD, the sales charge applicable to Class A shares may be waived for sales of shares to:

(a)	other registered investment companies affiliated with NFG;

(b)	any endowment or non-profit organization that purchases shares directly from the Trust, NFD, or a broker-dealer that is affiliated with NFD;

(c)	employer-sponsored 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement plans that have entered into an agreement with NFD or an affiliate of NFD;

(d)	owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

(e)	Trustees and retired Trustees of the Trust (including its predecessor Trusts);

(f)	directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies;

(g)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time;

(h)	any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, of a broker-dealer having a dealer/selling agreement with the Distributor;

(i)	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;

(j)	any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(k)	any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed; and

(l)	any investor who purchases Class A shares of a Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor with proceeds from sales of Institutional Service Class or Institutional Class shares of another Nationwide Fund, where a Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

Certain brokers or financial intermediaries may be unable operationally to implement the sales charge waivers offered to certain of the foregoing categories of investors. If you are a member of one of the foregoing categories of investors, please contact your broker or intermediary to determine whether it can operationally implement the sales charge waiver.

REDUCTION OF SALES CHARGES

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•	A larger investment. The sales charge decreases as the amount of your investment increases.

•	Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except the Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

•	Share repurchase privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•	Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A shares with your purchase of Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A—Contingent Deferred Sales Charge (“CDSC”)

There are no front-end sales charges if you purchase $1 million or more of Class A shares of the Nationwide Growth Fund. An investor may purchase $1 million or more of Class A shares in one or more of the funds offered by the Trust to avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC (as shown below) if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finder’s fee on investments made in Class A shares with no initial sales charge. The CDSC applies only if the Distributor paid a finder’s fee to the selling dealer. The CDSC does not apply to shares acquired through reinvestment of dividends or capital gains distributions.

The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Fund.

Class A and Class C Broker Exchanges

Class A and Class C shares purchased by accounts participating in certain fee-based programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Service Class shares of the same Fund under certain circumstances. Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge. If a shareholder of Institutional Service Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Service Class shares for Class A or Class C shares of a Fund, whichever class of shares the shareholder held prior to the entry into such Program. Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class A and Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares, and for certain Class A shares that were purchased without the imposition of a front-end sales load, 18 months after the purchase of such Class A shares.

Exchanges of Class A or Class C shares for Institutional Service Class shares of the same Fund, or the exchange of Institutional Service Class shares for Class A or C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Fund for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc. various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI, and as supplemented; however agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

AIG Advisor Group, Inc.; SagePoint Financial Advisors, Inc.; FSC Securities Corporation; Woodbury Financial, Inc.; and Royal Alliance Associates, Inc. (collectively, “Advisor Group”)

NFA, pursuant to a written agreement, pays each respective member of the Advisor Group quarterly at the annual rates as follows: (i) 0.07% (7 basis points) of the average daily net asset value of shares of each respective Nationwide Target Destination Fund and each respective Nationwide Investor Destinations Fund that are sold by the Advisor Group to their customers; (ii) 0.00% (0 basis points) of the average daily net asset value of shares of the following Funds that are sold by the Advisor Group to their customers: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily net asset value of shares of all other series of the Trust that are sold by the Advisor Group to their customers.

Ameriprise Financial Services, Inc. (“Ameriprise”)

NFD, pursuant to a written agreement, pays Ameriprise monthly at the annual rates as follows: (i) 0.08% (8 basis points) of the average daily aggregate value of shares of each respective Nationwide Target Destination Fund and each respective Nationwide Investor Destinations Fund held by Ameriprise’s customers during the month through all sales platforms, as set forth in the agreement; (ii) 0.00% (0 basis points) of the average daily aggregate value of shares of the following Funds that are held by Ameriprise’s customers during the month through all sales platforms, as set forth in the agreement: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily aggregate value of shares of all other series of the Trust held by Ameriprise’s customers during the month through all platforms, as set forth in the agreement. NFD will also pay Ameriprise $1,000 for each new subsequent Fund placed in the written agreement of the parties. The merger or reorganization of a Fund into another Fund that is not at the time included in the agreement, will be considered to be the addition of a new Fund. NFD will also reimburse Ameriprise for expenses deriving from performing services relating to but separate from distribution services, including but not limited to, technology services, operational reporting, or technology or operational expenses deriving from particular issues presented by the Funds or systems. NFD will also pay Ameriprise the reasonable costs Ameriprise incurs when responding to or complying with any audit, report, examination, inspection or compliance review requested by NFD or the Funds and any information or document request and any other request by NFD that is not otherwise specifically addressed in an agreement of the parties.

Bailard, Inc. (“Bailard”)

NFA, pursuant to a written agreement, pays Bailard monthly at the following annual rates: (i) 0.275% (27.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard International Equities Fund; (ii)

0.305% (30.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund; and (iii) 0.475% (47.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard Emerging Markets Equity Fund. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to NFA) that such clients indirectly incur as shareholders of such Funds. The additional payments by NFA out of its own resources, as described above, are intended to assist Bailard in recouping the client fees waived or reduced by it as described above. These periodic payments, which are solely the obligation of NFA, are separate from and in addition to the subadvisory fees paid to Bailard.

Cambridge Investment Research, Inc. (“Cambridge”)

NFA, pursuant to a written agreement with Cambridge, reimburses Cambridge a ten dollar ($10.00) ticket charge for each Fund share purchase that is (1) equal to or greater than $5,000, (2) on a single ticket that includes only Nationwide Funds, and (3) entered and executed through one of Cambridge’s clearing firms, National Financial, LLC and/or Pershing, LLC. Excluded from this arrangement are (i) redemptions or exchanges, (ii) purchases subject to no-transaction fees, (iii) purchases by check and application direct to the Funds’ transfer agent, or (iv) any Fund that is not available for purchase by new investors or is otherwise only available for purchase by existing shareholders pursuant to the terms of the Fund’s then-current prospectus.

Charles Schwab & Co., Inc. (“Schwab”)

Pursuant to a written agreement, Schwab receives 0.40% (40 basis points) of the average daily value of shares held in accounts at Schwab (excluding the value of shares held in such accounts prior to the effectiveness of the written agreement) or $2,000 per month for each Fund, whichever is greater. Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

Fidelity Brokerage Services LLC (“Fidelity Brokerage”) and National Financial Services LLC (“National Financial”)

Pursuant to a written agreement, Fidelity Brokerage and National Financial receive monthly 0.40% (40 basis points) of the daily market value of the number of Fund shares held in accounts at Fidelity Brokerage and National Financial . Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

First Allied Securities, Inc. (“First Allied”)

NFA, pursuant to a written agreement of the parties, pays First Allied quarterly a service fee at the annual rate as follows: (i) 0.20% (20 basis points) of the net asset value of Class A shares of the following Funds sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by First Allied to its customers: Nationwide Target Destination Funds, Nationwide Investor Destinations Funds, Nationwide Growth Fund, Nationwide International Index Fund, Nationwide International Value Fund, Nationwide Mid Cap Market Index Fund, Nationwide S& P 500 Index Fund, Nationwide Small Cap Index Fund, and Nationwide U.S. Small Cap Value Fund; and (ii) 0.05% (5 basis points) on the net asset value of Class A shares of the following Funds, sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by First Allied to its customers: Nationwide Portfolio Completion Fund, Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, and Nationwide Short Duration Bond Fund. Any annual aggregate minimum with respect to the foregoing payments have been waived.

Investacorp, Inc. (“Investacorp”)

NFA, pursuant to a written agreement between both parties, pays Investacorp quarterly a service fee at the annual rate of 0.05% (5 basis points) of the net asset value of Class A shares, sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by Investacorp to its customers. The following Nationwide Funds are excluded from this arrangement: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund. Any annual aggregate minimum with respect to the foregoing payments have been waived.

LPL Financial LLC (“LPL”)

NFA, pursuant to a written agreement with LPL, pays LPL a ticket charge of $10.00 for each Fund purchase order entered and executed electronically by LPL. Ticket charges do not apply to redemptions, exchanges, purchases by check and application direct to the Funds’ transfer agent or to purchase orders with respect to the Nationwide Money Market Fund. In addition, NFA pays LPL a service fee at the annual rate of 0.09% (9 basis points) of the average daily net asset value of brokerage (load/commissionable non-ERISA) and advisory assets above a base rate established January 1, 2014, of the Funds, with the exception of the Nationwide Money Market Fund, in any asset class owned beneficially or of record from time to time by customers or owned of record by LPL. NFA will pay a fee of 0.05% (5 basis points) on the advisory asset base established on January 1, 2014. For purposes of this service fee, Fund shareholder accounts may be held at LPL in street name or at the Fund’s transfer agent. NFA has also agreed to pay an annual fee out of its own resources, payable quarterly, of 0.10% (10 basis points) on the average daily net assets of each Fund’s Class C shares held in an LPL brokerage account.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

NFD, pursuant to a written agreement of the parties, pays Merrill Lynch the following fees: (i) a monthly fee of 0.25% (25 basis points) of total new gross sales of shares of any class of each Fund (excluding sales from reinvestment of distributions and exchanges of shares of one or more Funds for any other Fund or Funds), payable in arrears; and (ii) an annual fee, payable quarterly, of 0.10% (10 basis points) of the value of Fund shares (including sales from exchanges of shares of one or more Funds for any other Fund or Funds) held by Merrill Lynch’s customers for more than one year, for Merrill Lynch’s continuing due diligence, training and marketing.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”) and Citigroup Global Markets Inc. (“Citigroup”)

NFA, pursuant to a written agreement of the parties, pays Morgan Stanley quarterly a mutual fund support fee at an annual rate of 0.16% (16 basis points) of the average asset value of Fund shares held in “eligible accounts”. “Eligible accounts” do not include Fund shares held through fee-based advisory accounts.

The fee is subject to an annual minimum of $250,000. NFD has also agreed to pay 0.28% (28 basis points) per annum, on the average daily net asset value of all non-retirement customer assets invested in the Funds through the TRAK Fund Solution Program and the TRAK NAV Program. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

In addition, NFM pays Morgan Stanley $21 for each customer account position in a share class subject to a CDSC fee; $18 for each customer account position in a share class not subject to a CDSC fee; $3 for each closed or zero balance customer account position. Customer positions in Fund shares offered through Morgan Stanley’s TRAK Fund Solution program will be charged at the aforementioned rates for positions in non-retirement accounts and at the rate of 0.10% (10 basis points) of the average daily net asset value of all retirement account customer positions. Customer positions in Fund shares offered through Morgan Stanley’s other fee-based advisory accounts will not be subject to the service fees described above. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

National Planning Holdings, Inc.; Invest Financial Corporation, Investment Centers of America, Inc.; National Planning Corporation; and SII Investments, Inc. (collectively, “NPH Group”)

NFA, pursuant to a written agreement with National Planning Holdings, Inc. (the parent company of each of the other members of the NPH Group”), pays each member of NPH Group a fee equal to 0.20% (20 basis points) of the net asset value of the Trust’s Class A shares sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable) and Class C shares by NPH Group to its customers. The Nationwide Money Market Fund is excluded from this arrangement.

The Prudential Insurance Company of America (“Prudential”)

NFA, pursuant to a written agreement of the parties, pays Prudential monthly a service fee at the annual rate as follows: (i) 0.40% (40 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide HighMark Balanced Fund, Nationwide Bailard Cognitive Value Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund; (ii) 0.30% (30 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund; (iii) 0.25% (25 basis points) of the average daily net assets of Class U for the Nationwide HighMark Value Fund; and (iv) 0.20% (20 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund and the Nationwide Ziegler NYSE ARCA Tech 100 Index Fund. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, “Raymond James”)

NFA, pursuant to a written agreement, pays Raymond James an annual fee calculated quarterly against the total value of Fund shares held by customers of Raymond James according to the following schedule:

Assets	Annual Rate
Less than $500 million	0.07% (7 basis points)
$500 million up to but less than $1 billion	0.06% (6 basis points)
$1 billion up to but less than $5 billion	0.05% (5 basis points)
$5 billion and greater	0.04% (4 basis points)

The fee is subject to an annual minimum of $15,000.

In addition, NFD, pursuant to a separate written agreement, pays Raymond James quarterly a service fee at the annual rate of 0.05% (5 basis points) of the Fund shares purchased through Raymond James’ Passport, IMPAC, Independent Clearing Account and Opportunity programs. The agreements apply to all current and future shares held by customers of Raymond James in all series of the Trust, except for the following series: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; Nationwide Money Market Fund; and Nationwide Portfolio Completion Fund.

Securities America, Inc. (“Securities America”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Securities America, commencing one year after their purchase by such Securities America customers. Excluded from this arrangement are (i) Fund shares held in ERISA retirement plans; (ii) Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Securities America or any other broker-dealer that clears trades introduced by or on behalf of Securities America; and (iii) shares of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Money Market Fund.

Triad Advisors, Inc. (“Triad”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Triad, commencing one year after their purchase by such Triad customers. Excluded from this arrangement are (i) Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Triad or any other broker-dealer that clears trades introduced by or on behalf of Triad; and (ii) shares of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Money Market Fund.

UBS Financial Services Inc. (“UBS”)

NFD, pursuant to a written agreement, pays UBS quarterly fees based on the following schedule or $75,000, whichever is greater: (i) the annual rate of 0.15% (15 basis points) of the value of the average monthly non-Index equity assets; (ii) the annual rate of 0.010% (10 basis points) of the average value of the average monthly non-Index fixed-income assets, and; (iii) the annual rate of 0.075% (7.5 basis points) of the value of the average monthly fixed-income assets in each of its retail and wrap programs that are invested in each Fund. In addition, NFA pays UBS a quarterly sales fee at the annual rate of 0.05% (5 basis points) of all sales of non-Index Fund shares and 0.08% (8 basis points), excluding the sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies. For the purposes of this agreement, the following funds are deemed to be Index funds; Nationwide S&P 500 Index Fund, Nationwide Bond Index Fund, Nationwide Mid Cap Market Index Fund , Nationwide International Index Fund, Nationwide Ziegler NYSE ARCA Tech 100 Index Fund, Nationwide Investor Destinations Funds (all series) and Nationwide Target Destination Funds (all series). Excluded from this agreement are the Nationwide Money Market Fund, Nationwide Portfolio Completion Fund, Nationwide Inflation-Protected Securities Fund and the Institutional Class of all series of the Funds. In addition, in exchange for omnibus account services provided, NFM pays UBS $19 for each client account position in a Fund share class subject to a CDSC fee, and $18 for each client account position in a Fund share class not subject to a CDSC fee. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

U.S. Bancorp Investments, Inc. (“U.S. Bancorp”)

NFA, pursuant to a written agreement of the parties, pays U.S. Bancorp quarterly at the following annual rates: (i) 0.07% (7 basis points) of the average daily aggregate value of shares of each respective Nationwide Target Destination Fund and each Nationwide Investor Destinations Fund held by customers of U.S. Bancorp, excluding Fund shares that are held in any fee-based ERISA or individual retirement account; (ii) 0.00% (0 basis points) of the average daily aggregate value of shares of the following Funds that are held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account: Nationwide Portfolio Completion Fund; Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily aggregate value of shares of all other series of the Trust held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account.

U.S. Bank N.A. (“U.S. Bank”)

NFA, pursuant to a written agreement of the parties, pays U.S. Bank monthly a service fee at the annual rate as follows: (i) 0.40% (40 basis points) of the average daily net assets of the Institutional Service Class for the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Balanced Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide Ziegler Equity Income Fund; and (ii) 0.30% (30 basis points) of the average daily net assets of the Institutional Service Class for the Nationwide HighMark Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and the Nationwide HighMark Short Term Bond Fund. Each Fund’s administrative servicing fees pays for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo”), and First Clearing, LLC (“First Clearing”)

NFD, pursuant to a written agreement of the parties, pays Wells Fargo and First Clearing, jointly, the following fees in exchange for Wells Fargo’s continuing due diligence, training, operations and systems support, and marketing in exchange for First Clearing’s continuing training, operations and systems support, and marketing provided to unaffiliated broker-dealers based on the following schedule or $50,000, whichever is greater: (i) the annual rate of 0.05% (5 basis points) of the net asset value of shares of Nationwide Investor Destinations Funds sold by Wells Fargo to its customers; (ii) the annual rate of 0.07% (7 basis points) of the net asset value of shares of the Nationwide Target Destination Funds sold by Wells Fargo to its customers; and (iii) the annual rate of 0.13% (13 basis points) of the net asset value of shares of the other Nationwide Funds sold by Wells Fargo to its customers. In addition, in exchange for omnibus account services provided, NFM pays Wells Fargo $19 for each client account position in a Fund share class subject to a CDSC fee, and $16 for each client account position in a Fund share class not subject to a CDSC fee. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

Class R Shares (formerly, Class R2 Shares)

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries of retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

The Fund may delay forwarding redemption proceeds for up to seven days if the Fund believes that the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In-Kind Redemptions

The Fund generally plans to redeem its shares for cash with the following exceptions. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Board has adopted procedures for redemptions in-kind to affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow the Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Accounts with Low Balances

Unless an account actively participates in an Automatic Asset Accumulation Plan, if the value of an account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, a shareholder is generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. The Fund will sell shares from an account quarterly to cover the fee.

The Trust reserves the right to sell the rest of a shareholder’s shares and close its account if that shareholder makes a sale that reduces the value of its account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, the Trust will give a shareholder notice and allow that shareholder 60 days to purchase additional shares to avoid this action. The Trust does this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of a designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, the Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The net asset value per share (“NAV”) of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (“Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Fund on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the Exchange is closed.

The Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares; and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’ shares outstanding. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market quotations are readily available are valued as of Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service, the use of which has been approved by the Board.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are generally valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities pursuant to procedures approved by the Board (in this case, the Fair Valuation Committee). Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAVs. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV. The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees (or a committee of Trustees). The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Valuation Committee is notified so that it may meet to determine what adjustment should be made.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities markets or exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Movements in relevant indices or other appropriate market indicators, after the close of the foreign securities markets or exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

SYSTEMATIC INVESTMENT STRATEGIES

Directed Dividends – This strategy provides the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in the Fund.

Automatic Asset Accumulation – This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

You may open an account that is subject to an Automatic Asset Accumulation plan with no minimum investment, so long as each monthly purchase is at least $50 (per Fund). Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through Directed Dividends, as described above.

Automatic Asset Transfer – This systematic investment plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the day of the month the shareholder selects, or the following business day, if the date selected is a weekend or holiday. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More) – You may have checks for any fixed amount of $50 or more automatically sent bimonthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Fund offers the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

No Sales Charge on Reinvestments – All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege – The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Nationwide Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Nationwide Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges among Nationwide Funds

Exchanges may be made among any of the Nationwide Funds within the same class of shares, so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement. To the extent the new Fund does not offer Institutional Service Class or Institutional Class shares, proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund may be used to purchase Class A shares of a new Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor. Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Class or Institutional Service Class shares of a Nationwide Fund seeking to exchange shares for Institutional Class or Institutional Service Class shares of another Nationwide Fund, where such Institutional Class or Institutional Service Class shares, as applicable, had been designated as Class D shares at the close of business on July 31, 2012.

Generally, there is no sales charge for exchanges of shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund. Exchanges into the Prime Shares of the Nationwide Money Market Fund are only permitted from Class A, Class C, Class R and Institutional Service Class shares of other Nationwide Funds. If you exchange Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Nationwide Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Nationwide Money Market Fund, you will pay the sales charge that would have been charged if the initial Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Nationwide Money Market Fund. If you exchange your Prime Shares of the Nationwide Money Market Fund back into Class C (or certain Class A) shares, the time you held Class C (or Class A) shares prior to the initial exchange into the Nationwide Money Market Fund will be counted for purposes of calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made Four Convenient Ways:

By Telephone

Automated Voice Response System – You can automatically process exchanges for the Fund by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line – By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Fund may record all instructions to exchange shares. The Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Fund will employ the same procedure described under the sections “Buying Shares,” “Selling Shares,” and “Exchanging Shares” in the Prospectus to confirm that the instructions are genuine.

The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail – Write to Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Please be sure that your letter is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe, Joint Tenants With Right of Survivorship,” then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter is received.

By Online Access – Log on to our website nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Nationwide’s funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System – Our toll-free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll-Free Information and Assistance – Customer service representatives are available to answer questions regarding the Fund and your account(s) between the hours of 9 a.m. and 8 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920.

Retirement Plans and Accounts and Coverdell Accounts - Shares of the Fund may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For a free information kit, call 800-848-0920.

Shareholder Confirmations – You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

Consolidated Statements – Shareholders of the Fund receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Shareholder Reports – All shareholders will receive reports semiannually detailing the financial operations of the Fund.

Prospectuses – Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail – If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current NAV of the Fund until the Fund receive further instructions from the shareholder. The assets in your mutual fund account may be transferred to the state in which you reside if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

ADDITIONAL INFORMATION

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
Nationwide Bailard Emerging Markets Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bond Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Bond Index Fund*	Class A, Class C, Class R, Institutional Class
Nationwide Core Plus Bond Fund*	Class A, Institutional Services Class, Institutional Class
Nationwide Diverse Managers Fund*	Institutional Service Class
Nationwide Enhanced Income Fund*	Class A, Class R, Institutional Class, Institutional Service Class
Nationwide Fund*	Class A, Class C, Class R, Institutional Service Class
Nationwide Global Equity Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Government Bond Fund*	Class A, Class C, Class R, Institutional Service Class
Nationwide Growth Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide High Yield Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Inflation-Protected Securities Fund*	Class A, Institutional Class
Nationwide International Index Fund*	Class A, Class B, Class C, Class R, Institutional Class
Nationwide International Value Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Investor Destinations Aggressive Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderately Aggressive Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderate Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderately Conservative Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Conservative Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Mid Cap Market Index Fund*	Class A, Class C, Class R, Institutional Class
Nationwide Money Market Fund*	Service Class, Prime Shares, Institutional Class
Nationwide Portfolio Completion Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide S&P 500 Index Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Short Duration Bond Fund*	Class A, Class C, Institutional Class, Institutional Service Class, Service Class
Nationwide Small Cap Index Fund*	Class A, Class C, Class R, Institutional Class
Nationwide Small Company Growth Fund*	Class A, Institutional Service Class
Nationwide U.S. Small Cap Value Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Destination 2010 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2015 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Nationwide Destination 2020 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2025 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2030 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2035 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2040 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2045 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2050 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2055 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Retirement Income Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Bailard Cognitive Value Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard Technology & Science Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard International Equities Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Geneva Mid Cap Growth Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Geneva Small Cap Growth Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Balanced Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark California Intermediate Tax Free Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Large Cap Core Equity Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Large Cap Growth Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark National Intermediate Tax Free Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Short Term Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Small Cap Core Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Value Fund*	Class A, Class C, Class U, Institutional Service Class, Institutional Class
Nationwide Ziegler Equity Income Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler NYSE Arca Tech 100 Income Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler Wisconsin Tax Exempt Fund*	Class A, Class C, Institutional Service Class, Institutional Class

*	Information on these Funds is contained in a separate Statement of Additional Information.

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions—Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors—Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions–Distributions of capital gains” below). A “qualified late year loss” includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

•	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Since the Fund has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations.

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions —Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by Nationwide Mutual Funds, which you may elect to apply to covered shares, include:

•	FIFO (First In First Out) – the shares purchased first are sold first.

•	LIFO (Last In First Out) – the shares purchased last are sold first.

•	High Cost – the shares with the highest cost per share are sold first.

•	Low Cost – the shares with the lowest cost per share are sold first.

•	Loss/Gain Utilization – groups of shares (lots) are selected and sold based on generating losses first (short-term then long-term) and gains last (long-term then short-term).

•	Specific Lot Identification – you must specify the share lots to be sold at the time of redemption. This method requires you to elect a secondary method in the event the lots you designate for redemption are unavailable. The secondary method options include first in, first out; last in, first out; low cost; high cost; and loss/gain utilization. If a secondary method is not elected, first in, first out will be used.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, Nationwide Mutual Funds first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required by the Internal Revenue Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis – Class A shares only. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion or exchange of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. For example, the exchange of Class A or Class C shares for Institutional Service Class shares of the same Fund in certain Programs sponsored by and/or controlled by financial intermediaries, or the exchange of Institutional Service Class shares for Class A or Class C shares of the same Fund by certain holders of Institutional Service Class shares who cease participation in such Programs, will be tax-free for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND INVESTMENT POLICIES” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends. With respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to report, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

•	The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•	If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•	In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2014 (unless such provision is extended or made permanent). After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

MAJOR SHAREHOLDERS

To the extent NFA and its affiliates directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Fund, it is deemed to have “control” over matters which are subject to a vote of the Fund’s shares. NFA is wholly owned by NFS. NFS, a holding company, is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise, which includes NFG. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of              , the Trustees and Officers, as a group, held less than 1% of any class of shares of the Fund.

As of             , the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of the Fund.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended October 31, 2013 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended April 30, 2013 included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long- term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1 This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3 Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B Issues rated ‘B’ are regarded as having significant speculative characteristics.

C This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule – the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment – the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations.

These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3 Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B - PROXY VOTING GUIDELINES

NATIONWIDE FUND ADVISORS

SUMMARY OF

PROXY VOTING GUIDELINES

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Fund to each Fund’s investment adviser or subadviser, some of which advisers and subadvisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, nationwide.com/mutualfunds, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by

ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) advised by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the subadviser’s proxy voting policies.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE- BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
[4]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY- CASE 5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

[5]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards[6].

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests – Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

[6]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Shareholder Rights & Defenses

Poison Pills - Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills – Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

[7]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short-term and long-term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long-term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay) Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median;

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

[8]	The revised peer group is generally comprising 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and

•	sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

BOSTON ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non- routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan- Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.

Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

APPENDIX C - PORTFOLIO MANAGERS

INVESTMENTS IN THE FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of December 31, 2013)
Boston Advisors, LLC
Douglas A. Riley	Nationwide Growth Fund	None
Michael J. Vogelzang	Nationwide Growth Fund	None
David Hanna	Nationwide Growth Fund	None
Edward Mulrane	Nationwide Growth Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Boston Advisors’ institutional portfolio managers, (with the exception of Mr. Vogelzang) are compensated with a base salary based on market rate, a bonus and eligibility for equity participation. Bonus is based upon a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager, as measured against industry peer group rankings. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by the institutional portfolio manager. In addition, institutional portfolio managers are eligible for equity participation. Regarding the compensation of Michael J. Vogelzang, as President of Boston Advisors, his compensation is based on the profitability of the firm subject to approval of the Firm’s Board of Directors.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of , 2014)
Boston Advisors, LLC
Douglas A. Riley	Mutual Funds: 2 accounts, $901,886,236 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 13 accounts, $188,835,666 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Michael J. Vogelzang	Mutual Funds: 3 accounts, $932,490,492 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 145 accounts, $363,890,150 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David Hanna	Mutual Funds: 2 accounts, $880,032,953 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 10 accounts, $43,130,586 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Edward Mulrane	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $7,096,411 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

C-1

POTENTIAL CONFLICTS OF INTEREST

While Boston Advisors does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Boston Advisors’ management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.

Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to the Fund and others different. At times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. Boston Advisors may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. Boston Advisors may, from time to time, recommend an Account purchase shares of the Fund. Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Consistent with its duty to seek best execution, Boston Advisors selects the broker with whom to execute transactions on behalf of the Fund. Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of Boston Advisors. Soft dollars may create an actual or perceived conflict of interest whereas Boston Advisors may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.

Boston Advisors has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures. The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above. However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.

C-2

APPENDIX D – 5% SHAREHOLDERS

[TO BE PROVIDED]

D-1

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the “Amended Declaration”), of Registrant, Nationwide Mutual Funds (the “Trust”), a Delaware Statutory Trust, previously filed as Exhibit EX-28.a with the Trust’s registration statement on November 17, 2009, is hereby incorporated by reference.

	(1)	Amending Resolutions dated September 14, 2010, to the Amended Declaration, pertaining to the Nationwide Destination 2055 Fund, previously filed as Exhibit EX-28.a.1 with the Trust’s registration statement on September 15, 2010, is hereby incorporated by reference.

	(2)	Amending Resolutions dated June 15, 2011, to the Amended Declaration, pertaining to the Nationwide Small Company Growth Fund previously filed as Exhibit EX-28.a.2 with the Trust’s registration statement on July 1, 2011, is hereby incorporated by reference.

	(3)	Amending Resolutions dated September 14, 2010, to the Amended Declaration, pertaining to the Nationwide Alternatives Allocation Fund, previously filed as Exhibit EX-28.a.3 with the Trust’s registration statement on September 16, 2011, is hereby incorporated by reference.

	(4)	Amending Resolutions dated March 9, 2012, to the Amended Declaration, pertaining to the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund, previously filed as Exhibit EX-28.a.4 with the Trust’s registration statement on July 2, 2012, is hereby incorporated by reference.

	(5)	Amending Resolutions dated June 13, 2012, to the Amended Declaration, pertaining to the Nationwide Inflation-Protected Securities Fund, previously filed as Exhibit EX-28.a.5 with the Trust’s registration statement on September 14, 2012, is hereby incorporated by reference.

	(6)	Amending Resolutions dated September 6, 2012, to the Amended Declaration, pertaining to the Nationwide Core Plus Bond Fund, previously filed as Exhibit EX-28.a.6 with the Trust’s registration statement on December 14, 2012, is hereby incorporated by reference.

	(7)	Amending Resolutions dated March 28, 2013, to the Amended Declaration, pertaining to the Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide HighMark Value Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Short Term Bond Fund, Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark Balanced Fund, Nationwide Ziegler Equity Income Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide Ziegler Wisconsin Tax Exempt Fund, Nationwide HighMark Bond Fund, previously filed as Exhibit EX-28.a.7 with the Trust registration statement on June 17, 2013, is hereby incorporated by reference.

	(8)	Amending Resolutions dated December 11, 2013, to the Amended Declaration, pertaining to the Nationwide Bailard Emerging Markets Equity Fund and the Nationwide Diverse Managers Fund, is filed herewith as Exhibit EX-28.a.8.

(b)	Second Amended and Restated Bylaws, amended and restated as of June 17, 2009 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-28.b with the Trust’s registration statement on November 17, 2009, is hereby incorporated by reference.

(c)	Certificates for shares are not issued. Articles III, V, and VI of the Amended Declaration and Article VII of the Amended Bylaws, incorporated by reference to Exhibit (a) and (b) hereto, define rights of holders of shares.

(d)	Investment Advisory Agreements

	(1)	Investment Advisory Agreement dated May 1, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-99.d.2 with the Trust’s registration statement on June 14, 2007, is hereby incorporated by reference.

		(a)	Exhibit A, amended March 25, 2014, to the Investment Advisory Agreement pertaining to certain series of the Trust managed by Nationwide Fund Advisors, is filed herewith as EX-28.d.1.a.

		(b)	Form of Exhibit A, amended , to the Investment Advisory Agreement pertaining to certain series of the Trust managed by Nationwide Fund Advisors, is filed herewith as Exhibit EX-28.d.1.b.

	(2)	Investment Advisory Agreement dated August 28, 2007 pertaining to the Target Destinations Funds currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-23.d.2 with the Trust’s registration statement on August 27, 2007, is hereby incorporated by reference.

		(a)	Exhibit A to the Investment Advisory Agreement, dated August 28, 2007 and amended January 1, 2012, pertaining to the Target Destinations Funds currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-28.d.2.c with the Trust’s registration statement on February 24, 2012, is hereby incorporated by reference.

	(3)	Subadvisory Agreements

		(a)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC for Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund, effective May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.3.a with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(1) Exhibit A to the Amended Subadvisory Agreement, effective May 1, 2007, as amended February 1, 2012, among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC previously filed as Exhibit EX-28.d.3.a.1 with the Trust’s registration statement on February 24, 2012, is hereby incorporated by reference.

		(b)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Dimensional Fund Advisors LP, effective December 19, 2007, for the Nationwide U.S. Small Cap Value Fund, previously filed as Exhibit EX-23.d.3.i with the Trust’s registration statement on December 28, 2007, is hereby incorporated by reference.

		(c)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide Asset Management, LLC, effective January 1, 2008, for the Nationwide Bond Fund, Nationwide Government Bond Fund, and Nationwide Inflation Protected Securities Fund previously filed as Exhibit EX-23.d.3.h with the Trust’s registration statement on December 19, 2008, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement, amended May 1, 2013, among the Trust, Nationwide Fund Advisors and Nationwide Asset Management, LLC, effective January 1, 2008, is filed herewith as Exhibit EX-28.d.3.c.1.

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(d)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Federated Investment Management Company, effective April 2, 2009, for the Nationwide Money Market Fund previously filed as Exhibit EX-28.d.3.i with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Federated Investment Management Company, effective April 2, 2009, amended December 2, 2009, previously filed as Exhibit EX-28.d.3.i.1 with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(e)	Subadvisory Agreement among the Trust, Nationwide Fund Advisers and Goldman Sachs Asset Management, Inc. effective March 22, 2011, for the Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), previously filed as Exhibit EX-28.d.3.i with the Trust’s registration statement on July 1, 2011, is hereby incorporated by reference.

(f)	Subadvisory Agreement among the Trust, Nationwide Fund Advisers and Brown Capital Management, LLC effective August 26, 2011, for the Nationwide Small Company Growth Fund, previously filed as Exhibit EX-28.d.3.j, with the Trust’s registration statement on September 16, 2011, is hereby incorporated by reference.

(g)	Subadvisory Agreement among the Trust, Nationwide Fund Advisers and UBS Global Asset Management (Americas) Inc. effective July 19, 2011, for the Nationwide International Value Fund, previously filed as Exhibit EX-28.d.3.k with the Trust’s registration statement on July 1, 2011, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and UBS Global Asset Management (Americas) Inc., effective July 19, 2011, amended November 19, 2012, previously filed as Exhibit EX-28.d.3.k.1 with the Trust’s registration statement on December 6, 2012, is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, Nationwide Fund Advisers and Thompson, Siegel & Walmsley LLC, effective April 22, 2013, for the Nationwide Core Plus Bond Fund, previously filed as Exhibit EX-16.6.c.xii with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and HighMark Capital Management, Inc., effective April 1, 2013, for the Nationwide HighMark Balanced Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark National Intermediate Tax Free Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund and Nationwide HighMark Value Fund, Nationwide Enhanced Income Fund, Nationwide Fund, and Nationwide Short Duration Bond Fund, previously filed as Exhibit EX-28.d.3.j with the Trust registration statement on June 17, 2013, is hereby incorporated by reference.

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		(j)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc., effective June 4, 2013, for the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund and Nationwide Bailard International Equities Fund, previously filed as Exhibit EX-28.d.3.k with the Trust’s registration statement on October 17, 2013, is hereby incorporated by reference.

(1) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc., effective March 31, 2014, for the Nationwide Bailard Emerging Markets Equity Fund, is filed herewith as Exhibit EX-28.d.3.j.1.

		(k)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Geneva Capital Management Ltd., effective June 4, 2013, for the Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund, previously filed as Exhibit EX-28.d.3.l with the Trust’s registration statement on October 17, 2013, is hereby incorporated by reference.

		(l)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ziegler Capital Management, LLC, effective December 1, 2013, for the Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund, previously filed as Exhibit EX-28.d.3.m with the Trust’s registration statement on February 20, 2014, is hereby incorporated by reference.

		(m)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Garcia Hamilton & Associates, LP, effective March 31, 2014, for the Nationwide Diverse Managers Fund, is filed herewith as Exhibit EX-28.d.3.m.

		(n)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Herndon Capital Management, LLC., effective March 31, 2014, for the Nationwide Diverse Managers Fund and Nationwide Mid Cap Value Fund, is filed herewith as Exhibit EX-28.d.3.n.

		(o)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Strategic Global Advisors, LLC, effective March 31, 2014, for the Nationwide Diverse Managers Fund, is filed herewith as Exhibit EX-28.d.3.o.

		(p)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ariel Investments, LLC., effective March 31, 2014, for the Nationwide Diverse Managers Fund, is filed herewith as Exhibit EX-28.d.3.p.

		(q)	Subadvisory agreement among the Trust, Nationwide Fund Advisors and Boston Advisors, LLC, effective March 13, 2014, for the Nationwide Growth Fund, previously filed as Exhibit EX-28.d.3.r with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

(e)	(1)	Underwriting Agreement dated May 1, 2007, amended as of February 28, 2008, between the Trust and Nationwide Fund Distributors LLC (“NFD”), previously filed as Exhibit EX-23.e.1 with the Trust’s registration statement on June 14, 2007, is hereby incorporated by reference.

		(a)	Schedule A to the Underwriting Agreement dated May 1, 2007, as amended March 25, 2014, between the Trust and NFD, for certain series of the Trust, is filed herewith as Exhibit EX-28.e.1.a.

		(b)	Form of Schedule A to the Underwriting Agreement dated May 1, 2007, as amended , between the Trust and NFD, for certain series of the Trust, is filed herewith as Exhibit EX-28.e.1.b.

	(2)	Model Dealer Agreement, effective January 2008, previously filed as Exhibit EX-23.e.2 with the Trust’s registration statement on February 27, 2008, is hereby incorporated by reference.

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(f)	Not applicable.

(g)	Custodian Agreement

	(1)	Custody Agreement dated April 4, 2003, Fund List, amended as of February 28, 2008, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-99.g.1 with the Trust’s registration statement on February 28, 2005, is hereby incorporated by reference.

		(a)	Amendment to the Custody Agreement dated April 4, 2003, amended December 2, 2009, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

		(b)	Amendment to the Custody Agreement dated April 4, 2003, amended March 8, 2012, for certain series of the Trust, previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on July 2, 2012, is hereby incorporated by reference.

		(c)	Fund List to the Global Custody Agreement dated May 1, 2007, amended March 25, 2014, for certain series of the Trust, is filed herewith as Exhibit EX-28.g.1.c.

		(d)	Form of Fund List to the Global Custody Agreement dated May 1, 2007, amended , for certain series of the Trust, is filed herewith as Exhibit EX-28.g.1.d.

	(2)	Waiver to Global Custody Agreement dated as of February 28, 2005, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-99.g.1.a with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

	(3)	Cash Trade Execution Rider dated April 4, 2003, previously filed as Exhibit EX-99.g.1.b with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

	(4)	Concentration Accounts Agreement dated December 2, 2009, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-28.g.4 with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(h)	(1)	Joint Fund Administration and Transfer Agency Agreement, effective May 1, 2010, between the Trust, Nationwide Mutual Funds and Nationwide Fund Management LLC, previously filed as Exhibit EX-28.h.1 with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

	(2)	Administrative Services Plan effective May 1, 2007, amended December 15, 2011, previously filed as Exhibit EX-28.h.2 with the Trust’s Registration Statement on December 12, 2011 is hereby incorporated by reference.

		(a)	Form of Servicing Agreement to Administrative Services Plan (“Servicing Agreement”), effective January 2007, previously filed as Exhibit EX-23.h.2.b with the Trust’s registration statement on February 28, 2007, is hereby incorporated by reference.

		(b)	Administrative Services Plan effective May 1, 2007, amended March 25, 2014, is filed herewith as Exhibit EX-28.h.2.b.

		(c)	Form of Administrative Services Plan effective May 1, 2007, amended , is filed herewith as Exhibit EX-28.h.2.c.

5

	(3)	Form of Operational Servicing Agreement between Nationwide Fund Management LLC and Fund Provider(s), previously filed as Exhibit EX-23.h.3 with the Trust’s registration statement on August 27, 2007, is hereby incorporated by reference.

(4) Expense Limitation Agreement between the Trust and Nationwide Fund Advisors relating to the Nationwide Money Market Fund, Nationwide Short Duration Bond Fund, Nationwide Enhanced Income Fund, Nationwide U.S. Small Cap Value Fund, Nationwide International Value Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund, Nationwide Bond Index Fund, Nationwide Bond Fund, Nationwide Growth Fund and each of the Nationwide Investor Destinations Funds effective May 1, 2007, and amended as of January 9, 2008, previously filed as Exhibit EX-23.h.4 with the Trust’s registration statement on February 27, 2008 is hereby incorporated by reference.

(a) Exhibit A, effective May 1, 2007, amended March 25, 2014, to the Expense Limitation Agreement between the Trust and Nationwide Fund Advisors, pertaining to certain series of the Trust, is filed herewith as Exhibit EX-28.h.4.a.

(b) Form of Exhibit A, effective May 1, 2007, amended , to the Expense Limitation Agreement between the Trust and Nationwide Fund Advisors, pertaining to certain series of the Trust, is filed herewith as Exhibit EX-28.h.4.b.

	(5)	Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers, previously filed as Exhibit EX-99.h.10 with the Trust’s registration statement on February 28, 2005, is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

	(6)	Assignment and Assumption Agreement between Gartmore Mutual Funds, an Ohio business trust (“OBT”) and the Trust, a Delaware statutory trust, dated February 28, 2005, assigning to the Trust OBT’s title, rights, interests, benefits and privileges in and to certain contracts listed in the Agreement, previously filed as Exhibit EX-99.h.11 with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

	(7)	Fee Waiver Agreement between Nationwide Mutual Funds and Nationwide Fund Advisers for Nationwide Government Bond Fund, effective as of May 1, 2013, previously filed as Exhibit EX-16.13.j with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

	(8)	Fee Waiver Agreement between Nationwide Mutual Funds and Nationwide Fund Advisers for Nationwide Fund, effective as of June 17, 2013 previously filed as Exhibit EX-28.h.11 with the Trust registration statement on June 17, 2013, is hereby incorporated by reference.

(i)	Legal Opinion of Stradley Ronon Stevens & Young, LLP relating to certain series of the Registrant, previously filed as Exhibit EX-28.i with the Trusts registration statement on March 25, 2014 is hereby incorporated by reference.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution Plan under Rule 12b-1, effective May 1, 2007, amended March 25, 2014, for certain series of the Trust, is filed herewith as Exhibit EX-28.m.1.

	(2)	Form of Distribution Plan under Rule 12b-1, effective May 1, 2007, amended , for certain series for the Trust, is filed herewith as Exhibit EX-28.m.2.

6

(n)	(1)	Rule 18f-3 Plan, effective March 2, 2009, amended March 25, 2014, for certain series of the Trust, is filed herewith as Exhibit EX-28.n.1.

	(2)	Form of 18f-3 Plan, effective March 2, 2009, amended , for certain series of the Trust, is filed herewith as Exhibit EX-28.n.2.

(o)	Not applicable.

(p)	(1)	Code of Ethics for the Gartmore Mutual Funds and Gartmore Variable Insurance Trust (now known as the Trust and Nationwide Variable Insurance Trust, respectively) dated December 3, 2008, previously filed as Exhibit EX-23.p.1 with the Trust’s registration statement on February 26, 2009, is hereby incorporated by reference.

	(2)	Code of Ethics for Nationwide Fund Advisors dated May 18, 2007, amended June 30, 2011, previously filed as Exhibit EX-23.p.2 with the Trust’s registration statement on February 24, 2012, is hereby incorporated by reference.

	(3)	Advisory Employee Investment Transaction Policy for BlackRock Investment Management, LLC, dated January 15, 2009, previously filed as Exhibit EX-23.p.4 with the Trust’s registration statement on February 26, 2009, is hereby incorporated by reference.

	(4)	Code of Ethics for Dimensional Fund Advisors LP dated January 1, 2011, previously filed as Exhibit EX-23.p.6 with the Trust’s registration statement on February 25, 2011, is hereby incorporated by reference.

	(5)	Code of Ethics for Nationwide Fund Distributors LLC dated May 18, 2007, previously filed as Exhibit EX-23.p.11 with the Trust’s registration statement on February 27, 2008, is hereby incorporated by reference.

	(6)	Code of Ethics for Federated Investment Management Company dated December 6, 2010, previously filed as Exhibit EX-28.p.10 with the Trust’s registration statement on February 25, 2011, is hereby incorporated by reference.

	(7)	Code of Ethics, dated January 23, 2007, for Goldman Sachs Asset Management, previously filed as Exhibit EX-28.p.13 with the Trust’s registration statement on February 22, 2011, is hereby incorporated by reference.

	(8)	Code of Ethics, revised June 6, 2011, for Brown Capital Management, LLC, previously filed as Exhibit EX-28.p.12, with the Trust’s registration statement on September 16, 2011, is hereby incorporated by reference.

	(9)	Code of Ethics, dated June 30, 2011, for UBS Global Asset Management (Americas) Inc., previously filed as Exhibit EX-28.p.13, with the Trust’s registration statement on September 16, 2011, is hereby incorporated by reference.

	(10)	Code of Ethics, amended December 2011, for Thompson, Siegel & Walmsley LLC, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on September 14, 2012, is hereby incorporated by reference.

	(11)	Code of Ethics for HighMark Capital Management, Inc., previously filed as Exhibit EX-16.17.o with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

7

	(12)	Code of Ethics for Bailard, Inc., previously filed as Exhibit EX-16.17.p with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

	(13)	Code of Ethics for Geneva Capital Management Ltd. is previously filed as Exhibit EX-16.17.q with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

	(14)	Code of Ethics for Ziegler Capital Management, LLC, previously filed as Exhibit EX-16.17.r with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

	(15)	Code of Ethics for Garcia Hamilton & Associates, L.P., updated September 2012, previously as Exhibit EX-28.p.16 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

	(16)	Code of Ethics for Herndon Capital Management, as revised January 2013, previously filed as Exhibit EX-28.p.17 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

	(17)	Code of Ethics for Strategic Global Advisors, LLC, effective October 13, 2013, previously filed as Exhibit EX-28.p.18 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

	(18)	Code of Ethics for Ariel Investments, LLC, as amended January 2012, previously filed as Exhibit EX-28.p.19 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

	(19)	Code of Ethics for Boston Advisors, LLC, as amended December 2013, previously filed as Exhibit EX-28.p.20 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

(q)	(1)	Powers of Attorney with respect to the Trust for Charles E. Allen, Paula H. J. Cholmondeley, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Keith F. Karlawish, Carol A. Kosel, Douglas F. Kridler and David C. Wetmore, previously filed as Exhibit EX-28.q.1 with the Trust’s registration statement on March 25, 2014, is hereby incorporated by reference.

	(2)	Powers of Attorney with respect to the Trust for Michael S. Spangler and Joseph Finelli, previously filed as Exhibit Ex-28.q.2 with the Trust’s registration statement on December 19, 2008, are hereby incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 30. INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 28(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the

8

1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	Nationwide Fund Advisors, the investment adviser to the Trust, also serves as investment adviser to Nationwide Variable Insurance Trust. To the knowledge of the Registrant, the Directors and Officers of Nationwide Fund Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:

Each of the following persons serves in the same or similar capacity with one or more affiliates of Nationwide Fund Advisors. The address for the persons listed below is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name and Address	Principal Occupation	Position with NFA	Position with Funds

Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President and Chief Executive Officer

Stephen T. Grugeon	Executive Vice President and Chief Operating Officer of Nationwide Funds Group	Director, Executive Vice President and Chief Operating Officer	Executive Vice President

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Senior Vice President, General Counsel and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Assistant Secretary

Brian Hirsch	Nationwide Funds Group Chief Compliance Officer.	Chief Compliance Officer	Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Secretary	N/A

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Name and Address	Principal Occupation	Position with NFA	Position with Funds

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Craig D. Stokarski	Associate Vice President of Nationwide Funds Group	Treasurer	N/A

(b)	Information for the Subadviser of the Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

(1)	BlackRock Investment Management LLC, (“BlackRock”) acts as subadviser to the funds listed above. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(c)	Information for the Subadviser of the Nationwide U.S. Small Cap Value Fund.

(1)	Dimensional Fund Advisors LP acts as subadviser to the fund listed above. To the knowledge of the Registrant, the Executive Officers or Partners of Dimensional Fund Advisors, LP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(d)	Information for the Subadviser of the Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Inflation-Protected Securities Fund

(1)	Nationwide Asset Management, LLC acts as a subadviser to the Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Inflation Protected Securities Fund. Directors and Officers of Nationwide Asset Management, LLC have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(e)	Information for the Subadviser of the Nationwide Money Market Fund

(1)	Federated Investment Management Company (“Federated”) acts as subadviser to the Nationwide Money Market Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

Name and Position with Federated	Other Company	Position with Other Company
Mark D. Olson Trustee	Mark D. Olson & Company, L.L.C.	Principal
	MorrisJames LLP.	Partner

(f)	Information for the Subadviser of the Nationwide Growth Fund

(1)	Boston Advisors LLC (“Boston Advisors”) acts as subadviser to the Nationwide Growth Fund. To the knowledge of the Registrant, the Directors and Officers of Boston Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

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(g)	Information for the Subadviser of the Nationwide Small Company Growth Fund

(1)	Brown Capital Management, LLC (“Brown Capital”) acts as subadviser to the Nationwide Small Company Growth Fund. To the knowledge of the Registrant, the Directors and Officers of Brown Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(h)	Information for the Subadviser of the Nationwide Global Equity Fund, Nationwide High Yield Bond Fund and Nationwide International Value Fund

(1)	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) acts as subadviser to the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund and Nationwide International Value Fund. To the knowledge of the Registrant, the Directors and Officers of UBS Global AM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(i)	Information for the Subadviser of the Nationwide Core Plus Bond Fund

(1)	Thompson, Siegel & Walmsley LLC (“TS&W”) acts as subadviser to the Nationwide Core Plus Bond Fund. To the knowledge of the Registrant, the Directors and Officers of TS&W have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(j)	Information for the Subadviser of the Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

(1)	Goldman Sachs Asset Management, L.P. (“GSAM”) is a wholly-owned subsidiary of the Goldman Sachs Group, Inc. and serves as subadviser to the Fund. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. The Goldman Sachs Group, Inc. is the general partner and principal owner of GSAM. To the knowledge of the Registrant, the Directors and Officers of GSAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(k)	Information for the Subadviser of the Nationwide HighMark Balanced Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark National Intermediate Tax Free Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund and Nationwide HighMark Value Fund, Nationwide Fund, Nationwide Enhanced Income Fund, and Nationwide Short Duration Bond Fund

(1)	HighMark Capital Management, Inc. (“HighMark”) acts as subadviser to the Nationwide HighMark Balanced Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark National Intermediate Tax Free Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund and Nationwide HighMark Value Fund, Nationwide Fund, Nationwide Enhanced Income Fund, Nationwide Short Duration Bond Fund. To the knowledge of the Registrant, the Directors and Officers of HighMark have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

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(l)	Information for the Subadviser of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Bailard International Equities Fund and Nationwide Bailard Emerging Markets Equity Fund

(1)	Bailard, Inc. (“Bailard”) acts as subadviser to the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Bailard International Equities Fund and the Nationwide Bailard Emerging Markets Equity Find. To the knowledge of the Registrant, the Directors and Officers of Bailard have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(m)	Information for the Subadviser of the Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund

(1)	Geneva Capital Management Ltd. (“Geneva”) acts as subadviser to the Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund. To the knowledge of the Registrant, the Directors and Officers of Geneva have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(n)	Information for the Subadviser of the Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund

(1)	Ziegler Capital Management, LLC (“Ziegler”) acts as subadviser to the Nationwide Ziegler Equity Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund. To the knowledge of the Registrant, the Directors and Officers of Ziegler have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(o)	Information for Subadviser of the Nationwide Diverse Managers Fund

(1)	Garcia Hamilton & Associated, LP. (“Garcia Hamilton”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of Garcia Hamilton have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities

(2)	Herndon Capital Management, LLC (“Herndon”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of Herndon have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities

(3)	Strategic Global Advisors, LLC (“SGA”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of SGA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities

(4)	Ariel Investments, LLC (“Ariel”) acts as subadviser to the Nationwide Diverse Managers Fund. To the knowledge of the Registrant, the Directors and Officers of Ariel have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities

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ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Nationwide Fund Distributors LLC, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Variable Insurance Trust.

(b)	Herewith is the information required by the following table with respect to each director, officer or partner of Nationwide Fund Distributors LLC. The address for the persons listed below, except where otherwise noted, is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name:	Position with NFD:	Position with Registrant:

Michael S. Spangler	Chairman and Director	President and Chief Executive Officer

Stephen T. Grugeon	Director	Executive Vice President

Holly Butson	Chief Compliance Officer	N/A

Eric E. Miller	Senior Vice President, General Counsel, and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President	Assistant Secretary

Lorraine A. McCamley	Senior Vice President	N/A

J. Morgan Elliott and Daniel J. Murphy, Jr.*	Associate Vice President and Assistant Secretary	N/A

Craig Stokarski	Financial Operations Principal, Treasurer	N/A

Robert W. Horner, III*	Vice President and Secretary	N/A

*	The address for Messrs. Elliott, Murphy and Horner is One Nationwide Plaza, Columbus, Ohio 43215.

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

J.P. Morgan Investor Services Co.

73 Tremont Street

Boston, Massachusetts 02108

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Mutual Funds (a Delaware Statutory Trust) has duly caused this Post-Effective Amendment Nos. 161/162 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Upper Merion, and Commonwealth of Pennsylvania, on this 3rd day of April, 2014.

NATIONWIDE MUTUAL FUNDS

BY:	/s/Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 161/162, TO THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 3rd DAY OF APRIL, 2014.

Signature & Title

Principal Executive Officer

/s/ Michael S. Spangler*
Michael S. Spangler, President and Chief Executive Officer

Principal Accounting and Financial Officer

/s/ Joseph Finelli*
Joseph Finelli, Treasurer and Chief Financial Officer

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

/s/ Barbara L. Hennigar*
Barbara L. Hennigar, Trustee

/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/ Keith F. Karlawish*
Keith F. Karlawish, Trustee

/s/ Carol A. Kosel*
Carol A. Kosel, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In Fact

EXHIBITS INDEX

EXHIBIT	NO.

Amending Resolutions	EX-28.a.8

Amendment to Exhibit A to the Investment Advisory Agreement among the Trust and Nationwide Fund Advisors	EX-28.d.1.a

Form of Amendment to Exhibit A to the Investment Advisory Agreement among the Trust and Nationwide Fund Advisors	EX-28.d.1.b

Amendment to Exhibit A to Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide Asset Management	EX-28.d.3.c.1

Amendment to Exhibit A to Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc.	EX-28.d.3.j.1

Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Garcia Hamilton & Associates, LP	EX-28.d.3.m

Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Herndon Capital Management, LLC	EX-28.d.3.n

Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Strategic Global Advisors, LLC	EX-28.d.3.o

Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ariel Investments, LLC	EX-28.d.3.p

Amendment to Schedule A to the Underwriting Agreement among the Trust and Nationwide Fund Distributors LLC	EX-28.e.1.a

Form Amendment to Schedule A to the of Underwriting Agreement among the Trust and Nationwide Fund Distributors LLC	EX-28.e.1.b

Amendment to Fund List to Global Custody Agreement between JPMorgan and the Trust	EX-28.g.1.c

Form of Amendment to Fund List to Global Custody Agreement between JPMorgan and the Trust	EX-28.g.1.d

Administrative Services Plan	EX-28.h.2.b

Form of Administrative Services Plan	EX-28.h.2.c

Amendment to Exhibit A to Expense Limitation Agreement among the Trust and Nationwide Fund Advisors	EX-28.h.4.a

Form of Amendment to Exhibit A to Expense Limitation Agreement among the Trust and Nationwide Fund Advisors	EX-28.h.4.b

Rule 12b-1 Distribution Plan	EX-28.m.1

Form of Rule 12b-1 Distribution Plan	EX-28.m.2

Rule 18f-3 Multi Class Plan	EX-28.n.1

Form of Rule 18f-3 Multi Class Plan	EX-28.n.2